                                       GG4

                      Structural and Collateral Term Sheet
                          $3,733,015,000 (Approximate)

                      GS MORTGAGE SECURITIES CORPORATION II
                                  AS DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-GG4

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                         Commerzbank AG, New York Branch
                              Mortgage Loan Sellers

                      GMAC Commercial Mortgage Corporation
                                 Master Servicer

                               LNR Partners, Inc.
                                Special Servicer

                                  May 31, 2005

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH LOGO OMITTED]      RBS GREENWICH CAPITAL     GOLDMAN, SACHS & CO.

                          Co-Lead Bookrunning Managers

BEAR, STEARNS & CO. INC.                              CREDIT SUISSE FIRST BOSTON
MORGAN STANLEY                                               WACHOVIA SECURITIES

GSMS 2005-GG4
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
================================================================================

OFFERED CERTIFICATES



                                                                   APPROX.
                                                                    % OF                                  ASSUMED
                                           APPROX.        APPROX.  CUT-OFF    WEIGHTED                     FINAL
                                         CERTIFICATE      CREDIT    DATE       AVERAGE     PRINCIPAL    DISTRIBUTION
   CLASS      S&P     MOODY'S  FITCH       BALANCE        SUPPORT  BALANCE    LIFE (1)    WINDOW (1)     DATE (1)     RATE TYPE
================================================================================================================================

A-1           AAA      Aaa      AAA      $200,000,000     20.000%   4.976%      3.186     07/05-01/10      01/10         (4)
--------------------------------------------------------------------------------------------------------------------------------
A-2           AAA      Aaa      AAA      $485,183,000     20.000%  12.071%      4.727     01/10-07/10      07/10         (4)
--------------------------------------------------------------------------------------------------------------------------------
A-3           AAA      Aaa      AAA      $320,238,000     20.000%   7.967%      6.778     01/12-06/12      06/12         (4)
--------------------------------------------------------------------------------------------------------------------------------
A-AB          AAA      Aaa      AAA      $247,434,000     20.000%   6.156%      7.333     02/10-12/14      12/14         (4)
--------------------------------------------------------------------------------------------------------------------------------
A-4           AAA      Aaa      AAA    $1,962,662,000     20.000%  48.830%      9.724     12/14-05/15      05/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
A-J           AAA      Aaa      AAA      $301,455,000     12.500%   7.500%      9.881     05/15-05/15      05/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
B              AA      Aa2      AA        $65,316,000     10.875%   1.625%      9.881     05/15-05/15      05/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
C             AA-      Aa3      AA-       $35,169,000     10.000%   0.875%      9.881     05/15-05/15      05/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
D              A       A2        A        $75,364,000     8.125%    1.875%      9.881     05/15-05/15      05/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
E              A-      A3       A-        $40,194,000     7.125%    1.000%      9.952     05/15-06/15      06/15         (4)
================================================================================================================================


NON - OFFERED CERTIFICATES


                                                                   APPROX.
                                           APPROX.                  % OF                                 ASSUMED
                                         CERTIFICATE      APPROX.  CUT-OFF    WEIGHTED                    FINAL
                                          BALANCE /       CREDIT    DATE       AVERAGE     PRINCIPAL   DISTRIBUTION
   CLASS      S&P     MOODY'S  FITCH   NOTIONAL AMOUNT    SUPPORT  BALANCE    LIFE (1)    WINDOW (1)     DATE (1)     RATE TYPE
================================================================================================================================

F (2)         BBB+    Baa1      BBB+      $55,267,000      5.750%  1.375%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
G (2)         BBB     Baa2      BBB       $45,218,000      4.625%  1.125%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
H (2)         BBB-    Baa3      BBB-      $40,194,000      3.625%  1.000%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
J (2)         BB+      Ba1      BB+       $20,097,000      3.125%  0.500%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
K (2)          BB      Ba2      BB        $20,097,000      2.625%  0.500%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
L (2)         BB-      Ba3      BB-       $20,097,000      2.125%  0.500%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
M (2)          B+      B1       B+        $10,048,000      1.875%  0.250%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
N (2)          B       B2       B         $10,049,000      1.625%  0.250%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
O (2)          B-      B3       B-        $10,048,000      1.375%  0.250%       9.964     06/15-06/15     06/15         (4)
--------------------------------------------------------------------------------------------------------------------------------
P (2)          NR      NR       NR        $55,267,486      0.000%  1.375%      10.662     06/15-03/17     03/17         (4)
--------------------------------------------------------------------------------------------------------------------------------
X-P (2, 3)    AAA      Aaa      AAA               TBD       N/A      N/A          N/A             N/A       N/A         (3)
--------------------------------------------------------------------------------------------------------------------------------
X-C (2, 3)    AAA      Aaa      AAA    $4,019,397,486       N/A      N/A          N/A             N/A       N/A         (3)
-------------------------------------------------------------------------------------------------------------------------------


(1)  As of the cut-off date, the weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY
     CONSIDERATIONS - Yield Considerations" in the prospectus supplement.

(2)  Not offered hereby. Any information provided in this term sheet regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(3)  The class X-P and class X-C certificates will not have a certificate balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X-P and class X-C certificates as described in the prospectus supplement. The interest rate applicable to each component of the class X-P and class X-C certificates for each payment date will equal the rate specified in the prospectus supplement.

(4)  For any distribution date, the pass-through rates on the class A-1, class
     A-2, class A-3, class A-AB, class A-4, class A-J, class B, class C, class
     D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, and class P certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted if necessary to accrue on the basis of a
     360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii) or (iv) the rate specified in clause (ii) less a specified percentage.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                      - 2 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
================================================================================

GENERAL CHARACTERISTICS (1)
Initial mortgage pool balance ................................... $4,019,397,487
Number of mortgage loans ........................................            186
Number of mortgaged properties ..................................            203
Percentage of investment grade shadow rated loans (2) ...........           6.4%
Weighted average underwritten debt service coverage ratio (3) ...          1.54x
Weighted average cut-off date loan-to-value ratio (3) ...........          71.9%
Average cut-off date principal balance ..........................    $21,609,664
Weighted average mortgage interest rate .........................         5.519%
Loans with Single Tenant Percentage .............................           2.8%

(1)  Unless otherwise noted, references in this term sheet include the senior pari passu companion loan in the trust secured by the Wells Fargo Center
     Property and the 200 Madison Avenue Property, do not include the related senior pari passu companion loan that are outside the trust nor, with respect to these or any other mortgage loans in a split loan structure, the related subordinate companion loan.

(2)  The Streets at Southpoint, 200 Madison Avenue and Cascade Mall are
     investment grade loans. S&P, Moody's and Fitch have confirmed that these loans, in the context of their inclusion in the trust, have credit characteristics consistent with that of an obligation rated investment grade.

(3)  For the purpose of calculating underwritten debt service coverage ratios and loan-to-value ratios in this term sheet, the cut-off date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu companion loan that is not in the trust, and (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.



------------------------------------------------------------------------------------------------------------------------------------
TEN LARGEST LOANS
                                                    % OF
                                                   INITIAL                                                                SHADOW
                                 CUT-OFF DATE      MORTGAGE                PROPERTY      LOAN               CUT-OFF   RATINGS (S&P /
                              PRINCIPAL BALANCE     POOL        PROPERTY     SIZE       BALANCE             DATE LTV      MOODY'S /
      LOAN NAME                      ($)           BALANCE        TYPE     SF / ROOM  PER SF/ROOM   DSCR    RATIO (%)    FITCH) (1)
------------------------------------------------------------------------------------------------------------------------------------

Mall at Wellington Green         $200,000,000          5.0%     Retail       604,942       $331      1.56x   71.4%
Wells Fargo Center                200,000,000          5.0      Office     1,210,102       $228      1.54x   80.0%
The Streets at Southpoint         169,622,411          4.2      Retail       583,696       $291      1.88x   49.9%    A / Baa2 / A+
North Hills                       105,000,000          2.6      Retail       576,691       $182      1.44x   75.5%
Century Centre Office             100,000,000          2.5      Office       447,692       $223      1.15x   73.5%
Lantana Campus                     98,000,000          2.4      Office       331,974       $295      1.90x   70.5%
Hyatt Regency Dallas               90,000,000          2.2    Hospitality      1,122    $80,214      2.73x   52.9%
Astor Crowne Plaza                 85,000,000          2.1    Hospitality        707   $120,226      1.40x   77.3%
One HSBC Center                    78,000,000          1.9      Office       851,915        $92      1.31x   76.5%
Festival at Bel Air                76,000,000          1.9      Retail       437,227       $174      1.53x   78.9%
                              ----------------       -----
TOTAL/WTD. AVG.                $1,201,622,411         29.9%                                          1.64X   70.1%
------------------------------------------------------------------------------------------------------------------------------------

(1)  S&P, Moody's and Fitch have confirmed that this loan, in the context of its inclusion in the trust, has credit characteristics consistent with that of an obligation rated investment grade.

PROPERTY TYPES


                                                  AGGREGATE CUT-OFF      % OF INITIAL
                          NUMBER OF MORTGAGED       DATE PRINCIPAL       MORTGAGE POOL                         WTD. AVG. CUT-OFF
    PROPERTY TYPE              PROPERTIES            BALANCE ($)            BALANCE        WTD. AVG. DSCR      DATE LTV RATIO (%)
----------------------------------------------------------------------------------------------------------------------------------

Retail                             85              $1,760,749,444              43.8%            1.49x                70.8%
Office                             70               1,599,820,859              39.8             1.54x                73.4%
Hospitality                        23                 449,951,238              11.2             1.79x                68.3%
Multifamily                        11                 163,800,754               4.1             1.46x                76.9%
Industrial                          6                  19,325,874               0.5             1.46x                72.0%
Self Storage                        6                  13,415,720               0.3             1.59x                73.4%
Manufactured Housing                2                  12,333,598               0.3             1.26x                76.7%
                                -----              --------------           -------
TOTAL/WTD. AVG.                   203              $4,019,397,487             100.0%            1.54X                71.9%
----------------------------------------------------------------------------------------------------------------------------------


PROPERTY LOCATIONS


                                                 AGGREGATE CUT-OFF      % OF INITIAL
                          NUMBER OF MORTGAGED      DATE PRINCIPAL       MORTGAGE POOL                        WTD. AVG. CUT-OFF
   PROPERTY LOCATION           PROPERTIES           BALANCE ($)            BALANCE         WTD. AVG. DSCR    DATE LTV RATIO (%)
-------------------------------------------------------------------------------------------------------------------------------

California                      42                 $962,269,077              23.9%              1.51x               70.9%
Florida                         15                  367,416,098               9.1               1.55x               72.9%
Texas                           20                  357,392,023               8.9               1.70x               69.5%
North Carolina                  12                  332,783,742               8.3               1.73x               61.2%
Pennsylvania                    14                  238,866,666               5.9               1.51x               75.6%
Colorado                         4                  223,516,230               5.6               1.55x               78.4%
Maryland                         9                  163,043,439               4.1               1.46x               78.2%
Other (1)                       87                1,374,110,213              34.2               1.49x               73.0%
                                --               --------------            ------
TOTAL/WTD. AVG.                203               $4,019,397,487             100.0%              1.54X               71.9%
-------------------------------------------------------------------------------------------------------------------------------

(1)  Includes 26 states and the Territory of Guam.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                      - 3 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
================================================================================

DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
RANGE OF CUT-OFF                 MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
DATE BALANCES ($)                  LOANS           BALANCE          BALANCE
================================================================================
1,994,327 - 4,999,999               32         $106,702,470           2.7%
5,000,000 - 6,999,999               26          155,536,895           3.9
7,000,000 - 9,999,999               22          178,504,098           4.4
10,000,000 - 14,999,999             25          314,871,395           7.8
15,000,000 - 19,999,999             20          346,741,816           8.6
20,000,000 - 24,999,999             17          378,705,374           9.4
25,000,000 - 29,999,999             10          270,245,000           6.7
30,000,000 - 39,999,999              9          311,463,796           7.7
40,000,000 - 49,999,999             10          440,308,877          11.0
50,000,000 - 59,999,999              2          102,155,354           2.5
60,000,000 - 79,999,999              5          366,540,000           9.1
80,000,000 - 99,999,999              3          273,000,000           6.8
100,000,000 - 149,999,999            2          205,000,000           5.1
150,000,000 - 200,000,000            3          569,622,411          14.2
                                   ---       --------------         -----
  TOTAL                            186       $4,019,397,487         100.0%
================================================================================

DISTRIBUTION OF DSCR
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
                                 MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
RANGE OF DSCR (X)                  LOANS           BALANCE          BALANCE
================================================================================
1.11 - 1.19                          7          $181,000,000           4.5%
1.20 - 1.29                         25           485,017,081          12.1
1.30 - 1.39                         47           798,495,255          19.9
1.40 - 1.49                         35           687,976,440          17.1
1.50 - 1.59                         21           787,004,239          19.6
1.60 - 1.69                         14           196,829,005           4.9
1.70 - 1.79                         11            90,016,839           2.2
1.80 - 1.89                         11           376,331,288           9.4
1.90 - 1.99                          3           127,125,000           3.2
2.00 - 2.29                          8           141,882,340           3.5
2.30 - 2.73                          4           147,720,000           3.7
                                   ---          --------------       -----
  TOTAL                            186        $4,019,397,487         100.0%
================================================================================

DISTRIBUTION OF AMORTIZATION TYPE
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
                                 MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
AMORTIZATION TYPE                  LOANS           BALANCE          BALANCE
================================================================================
Interest Only, Then Amortizing      97         $1,976,527,500         49.2%
Interest Only                       29          1,234,205,000         30.7
Amortizing                          60            808,664,987         20.1
                                   ---         --------------        -----
  TOTAL                            186         $4,019,397,487        100.0%
================================================================================

DISTRIBUTION OF LOCKBOXES
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
                                 MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
LOCKBOX TYPE                       LOANS           BALANCE          BALANCE
================================================================================
Hard                                 72     $2,545,979,547           63.3%
Soft                                 19       $353,490,159            8.8%
Springing                             4        $40,446,098            1.0%
================================================================================

DISTRIBUTION OF LTV RATIOS AT CUT-OFF DATE
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
                                 MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
RANGE OF LTV (%)                   LOANS           BALANCE          BALANCE
================================================================================
40.50 - 50.00                         4         $243,339,252           6.1%
50.01 - 60.00                        11          224,215,651           5.6
55.01 - 65.00                        11          115,213,777           2.9
65.01 - 70.00                        28          447,940,634          11.1
70.01 - 75.00                        48        1,238,975,548          30.8
75.01 - 80.00                        78        1,667,896,077          41.5
80.01 - 82.40                         6           81,816,547           2.0
                                    ---       --------------         -----
  TOTAL                             186       $4,019,397,487         100.0%
================================================================================

DISTRIBUTION OF MORTGAGE INTEREST RATE (%)
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
RANGE OF MORTGAGE                MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
RATES (%)                          LOANS           BALANCE          BALANCE
================================================================================
4.622% - 5.000%                       9         $272,691,165          6.8%
5.001% - 5.250%                      39          816,063,977         20.3
5.251% - 5.500%                      53        1,254,618,831         31.2
5.501% - 5.750%                      43          764,315,709         19.0
5.751% - 6.000%                      20          453,582,705         11.3
6.001% - 6.500%                      16          265,581,345          6.6
6.501% - 7.055%                       6          192,543,755          4.8
                                    ---       --------------        -----
  TOTAL                             186       $4,019,397,487        100.0%
================================================================================

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
RANGE OF ORIGINAL                MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
TERMS TO MATURITY (MOS)            LOANS           BALANCE          BALANCE
================================================================================
36 - 60                               21        $542,593,777          13.5%
61 - 96                               13         387,178,788           9.6
97 - 119                               5         249,641,098           6.2
120 - 120                            144       2,803,988,721          69.8
121 - 144                              3          35,995,102           0.9%
                                     ---      --------------         -----
  TOTAL                              186      $4,019,397,487         100.0%
================================================================================

DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
RANGE OF REMAINING               MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
TERMS TO MATURITY (MOS)            LOANS           BALANCE          BALANCE
================================================================================
36 - 60                             21          $542,593,777           13.5%
61 - 110                            17           436,819,886           10.9
111 - 115                           20           326,202,884            8.1
116 - 116                           19           496,469,116           12.4
117 - 117                           20           264,613,885            6.6
118 - 118                           23           725,159,885           18.0
119 - 141                           66         1,227,538,052           30.5
                                   ---        --------------          -----
  TOTAL                            186        $4,019,397,487          100.0%
================================================================================

DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
RANGE OF REMAINING               MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
AMORTIZATION TERMS (MOS)           LOANS           BALANCE          BALANCE
================================================================================
Interest Only                       29         $1,234,205,00          30.7%
192 - 299                           12           107,595,193           2.7
300 - 359                           45           740,519,793          18.4
360 - 360                          100         1,937,077,500          48.2
                                   ---        --------------         -----
  TOTAL                            186        $4,019,397,487         100.0%
================================================================================

DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
PREPAYMENT                       MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
PROVISIONS                         LOANS           BALANCE          BALANCE
================================================================================
 Defeasance                          173      $3,761,450,194          93.6%
 Greater of YM or 1%                  11         122,947,292           3.1
 Yield Maintenance                     1          90,000,000           2.2
 Flat 1% Fee                           1          45,000,000           1.1
                                     ---      --------------         -----
  TOTAL                              186      $4,019,397,487         100.0%
================================================================================

DISTRIBUTION OF ESCROW TYPES
--------------------------------------------------------------------------------
                                                                  PERCENTAGE
                                 NUMBER OF                       OF AGGREGATE
                                 MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
ESCROW TYPE (1)                    LOANS           BALANCE          BALANCE
================================================================================
 Real Estate Tax                     161       $3,090,690,537       76.9%
 Insurance                           149       $2,937,689,410       73.1%
 Replacement Reserve                 153       $2,568,852,331       63.9%
 TI/LC (2)                           109       $2,109,696,826       62.4%
================================================================================

(1)  Includes initial and ongoing reserves and escrows.

(2)  The TI/LC percentage of initial mortgage pool balance does not include mortgage loans secured by multifamily, hospitality, manufactured housing community or self storage properties.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                      - 4 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
================================================================================

     The table below identifies each of the mortgage loans included in the trust that have corresponding companion loans.



                                                   % OF
                                    ORIGINAL      INITIAL     SUBORDINATE      PARI PASSU                      ORIGINAL
                                    PRINCIPAL      POOL      COMPANION LOAN     COMPANION       ORIGINAL      WHOLE LOAN
         MORTGAGE LOAN            LOAN BALANCE    BALANCE       BALANCE       LOAN BALANCE   WHOLE LOAN LTV      DSCR
------------------------------    ------------    -------    --------------   ------------   --------------   ----------

Wells Fargo Center ...........    $200,000,000     5.0%            NA          $76,000,000        80.0%         1.54x
The Streets at Southpoint ....    $170,000,000     4.2%      $85,000,000(1)         NA            75.0%         1.22x
Hyatt Regency Dallas .........     $90,000,000     2.2%      $20,000,000(2)         NA            64.7%         2.23x
One HSBC Center ..............     $78,000,000     1.9%       $5,000,000(3)         NA            81.4%         1.23x
Glendale Portfolio - 801 North
  Brand ......................     $70,540,000     1.8%       $5,000,000(4)         NA            75.9%         1.33x
200 Madison
  Avenue .....................     $45,000,000     1.1%            NA          $45,000,000        45.0%         2.65x
Four Falls ...................     $42,200,000     1.0%       $1,600,000(5)         NA            80.2%         1.52x(10)
Oak Hill / Walnut Hill .......     $35,300,000     0.9%       $2,200,000(6)         NA            82.1%         1.54x(10)
Rockaway 80 Corporate
  Center .....................     $23,000,000     0.6%       $3,500,000(7)         NA            76.6%         1.00x
Homewood Suites - Lansdale ...     $17,225,000     0.4%            (8)              NA            67.8%         1.93x
Airport Center ...............     $15,400,000     0.4%       $3,850,000            NA            87.5%         1.24x
Hampton Inn - Plymouth
  Meeting ....................     $15,053,202     0.4%            (8)              NA            77.2%         1.37x
Hampton Inn - Philadelphia
  Airport ....................     $13,489,501     0.3%            (8)              NA            76.2%         1.37x
Innovation Park at Penn
  State ......................      $9,000,000     0.2%         $562,500(9)         NA            82.7%         1.29x


(1)  The Streets at Southpoint Subordinate Companion Loan has an interest rate of 5.865%. Under the terms of the loan agreement, the balance of the
     Subordinate Companion Loan may be increased provided that (a) the aggregate loan-to-value ratio of the Whole Loan after the additional advance would not exceed 75%, (b) the aggregate debt-service coverage ratio of the Whole
     Loan after the additional advance would not be less than 1.20x (based on the actual loan constant) or 0.90x (based on an assumed loan constant of
     9.0%) and (c) each rating agency has confirmed that the advance would not result in the downgrade, withdrawal or qualification of any rating then assigned to any class of certificates.

(2)  The Hyatt Regency Dallas Subordinate Companion Loan has an interest rate of
     5.590%. All scheduled amortization under the Hyatt Regency Dallas Whole
     Loan will be paid to the Hyatt Regency Dallas Subordinate Companion Loan unless a monetary default or non-monetary default that causes a special servicing transfer occurs.

(3)  The One HSBC Center Subordinate Companion Loan has an interest rate of
     6.200%.

(4)  The 801 North Brand Subordinate Companion Loan has an interest rate of
     5.727%.

(5)  The related Mortgage Loan Seller has provided the borrower with a floating rate Subordinate Companion Loan in an amount up to $10,500,000, to be funded by the related Mortgage Loan Seller within three years of the origination date of the Whole Loan. The Subordinate Companion Loan bears interest at a floating rate equal to 1-month LIBOR plus 3.25% and is subject to a LIBOR floor of 2.25%. As of the Cut-off Date, the borrower has received $1,600,000 under the Subordinate Companion Loan. See "Description of the Mortgage Pool -Additional Indebtedness" in the prospectus supplement.

(6)  The related Mortgage Loan Seller has provided the borrower with a floating rate Subordinate Companion Loan in an amount up to $13,400,000, to be funded by the related Mortgage Loan Seller within three years of the origination date of the Whole Loan. The Subordinate Companion Loan bears interest at a floating rate equal to 1-month LIBOR plus 3.25% and is subject to a LIBOR floor of 2.25%. As of the Cut-off Date, the borrower has received $2,200,000 under the Subordinate Companion Loan. See "Description of the Mortgage Pool -Additional Indebtedness" in the prospectus supplement.

(7)  The Rockaway 80 Corporate Center Subordinate Companion Loan has an interest rate of 7.663%.

(8)  The Subordinate Companion Loan is an interest-only note that provides for the payment of interest (0.55% Homewood Suites - Lansdale, 0.55% Hampton
     Inn - Plymouth Meeting, 0.55% Hampton Inn - Philadelphia Airport) based on a notional amount equal to the principal balance of the related mortgage loan that is in the trust.

(9)  The Innovation Park at Penn State Subordinate Companion Loan has an
     interest rate of 12.750%.

(10) Based on a LIBOR assumption of 3.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                      - 5 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
================================================================================

MORTGAGE POOL PREPAYMENT PROFILE


-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL POOL
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                             JULY         JULY         JULY         JULY         JULY          JULY         JULY
RESTRICTIONS                           2005         2006         2007         2008         2009          2010         2011
-------------------------------------------------------------------------------------------------------------------------------

Locked out / Defeasance               100.00%      100.00%       93.90%       94.97%        94.95%       93.03%       94.06%
> of YM or 1%                           0.00%        0.00%        4.97%        5.03%         5.05%        5.85%        5.94%
Percentage Penalty                      0.00%        0.00%        1.13%        0.00%         0.00%        0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
Open                                    0.00%        0.00%        0.00%        0.00%         0.00%        1.13%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00%      100.00%      100.00%      100.00%       100.00%      100.00%      100.00%
  Balance of Mortgage Loans ($mm)   4,019.40     4,006.96     3,988.18     3,916.64      3,881.68     3,355.17     3,276.43
% OF CUT-OFF BALANCE                  100.00%       99.69%       99.22%       97.44%        96.57%       83.47%       81.52%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                             JULY         JULY         JULY         JULY         JULY          JULY
RESTRICTIONS                           2012         2013         2014         2015         2016          2017
-------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                93.46%       93.42%       93.28%       37.45%       100.00%        0.00%
> of YM or 1%                           6.54%        6.58%        6.72%       62.55%         0.00%        0.00%
Percentage Penalty                      0.00%        0.00%        0.00%        0.00%         0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
Open                                    0.00%        0.00%        0.00%        0.00%         0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00%      100.00%      100.00%      100.00%       100.00%        0.00%
  Balance of Mortgage Loans ($mm)   2,914.23     2,873.63     2,788.28        31.96         11.74         0.00
% OF CUT-OFF BALANCE                   72.50%       71.49%       69.37%        0.80%         0.29%        0.00%
-------------------------------------------------------------------------------------------------------------------------------


1.   Table calculated using modeling assumptions as described in the prospectus supplement.

2.   Differences in totals may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                      - 6 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================

ISSUE TYPE                    Sequential Pay REMIC

CUT-OFF DATE                  With respect to each mortgage loan, the later of
                              the due date in June 2005 for that mortgage loan
                              or the date of origination of that mortgage loan.
                              All mortgage loan characteristics are based on
                              balances as of the cut-off date after application
                              of all payments due on or before such date
                              (whether or not received). All percentages
                              presented in this term sheet are approximate.

MORTGAGE POOL                 The mortgage pool consists of 186 mortgage loans
                              with an aggregate cut-off date balance of
                              $4,019,397,487, subject to a variance of +/- 5%.
                              The mortgage loans are secured by 203 mortgaged
                              real properties located throughout 33 states and
                              the Territory of Guam.

DEPOSITOR                     GS Mortgage Securities Corporation II

MORTGAGE LOAN SELLERS         Greenwich Capital Financial Products, Inc.,
                              Goldman Sachs Mortgage Company and Commerzbank AG,
                              New York Branch

UNDERWRITERS                  Greenwich Capital Markets, Inc. and Goldman, Sachs
                              & Co. as Co-Lead Bookrunning Managers Bear,
                              Stearns & Co. Inc., Credit Suisse First Boston
                              LLC, Morgan Stanley & Co. Incorporated and
                              Wachovia Capital Markets LLC as Co-Managers

TRUSTEE                       Wells Fargo Bank, N. A.

MASTER SERVICER               GMAC Commercial Mortgage Corporation

SPECIAL SERVICER              LNR Partners, Inc.

RATING AGENCIES               Fitch, Inc., Moody's Investors Service, Inc. and
                              Standard and Poor's Ratings Services, a division
                              of The McGraw-Hill Companies, Inc.

DENOMINATIONS                 $10,000 minimum for the offered certificates.

CLOSING DATE                  On or about June 23, 2005

SETTLEMENT TERMS              Book-entry through DTC for all offered
                              certificates.

DETERMINATION DATE            The sixth day of each month, or if such sixth day
                              is not a business day, the next succeeding
                              business day.

DISTRIBUTION DATE             The tenth day of each month, or if such tenth day
                              is not a business day, the next succeeding
                              business day, provided that the distribution date
                              will be at least four business days following the
                              determination date.

DISTRIBUTIONS                 Each class of offered certificates will be
                              entitled on each distribution date to interest
                              accrued at its pass-through rate for that
                              distribution date on the outstanding certificate
                              balance of the class during the prior calendar
                              month. Interest on the offered certificates will
                              be calculated on the basis of twelve 30-day months
                              and a 360-day year. Available Distribution Amounts
                              will be used to pay interest on class A-1, class
                              A-2, class A-3, class A-AB, class A-4, class X-P
                              and X-C certificates pro rata.

                              Generally, the Available Distribution Amount will
                              be used to pay principal to the class A-1, class
                              A-2, class A-3, class A-AB, and class A-4
                              certificates in that order, until paid in full
                              (except that the class A-AB certificates are
                              entitled to certain priority with respect to being
                              paid down to their scheduled principal balance as
                              described in the prospectus supplement). After the
                              class A-1, class A-2, class A-3, class A-AB and
                              class A-4 certificates are paid all amounts to
                              which they are entitled, the remaining Available
                              Distribution Amount will be used to pay interest
                              and principal sequentially to the class A-J, B, C,
                              D, E, F, G, H, J, K, L, M, N, O and P
                              certificates.

LOSSES                        Realized Losses and Additional Trust Fund
                              Expenses, if any, will be allocated to the class
                              P, class O, class N, class M, class L, class K,
                              class J, class H, class G, class F, class E, class
                              D, class C class B and class A-J certificates, in
                              that order, and then, pro rata, to the class A-1,
                              class A-2, class A-3, class A-AB and class A-4
                              certificates (without regard to the class A-AB
                              scheduled principal balance).

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                      - 7 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================

PREPAYMENT PREMIUMS AND       Any prepayment premiums or yield maintenance
YIELD MAINTENANCE CHARGES     charges collected will be distributed to
                              certificateholders on the distribution date
                              following the prepayment. On each distribution
                              date, the holders of any class of offered
                              certificates and class F, class G and class H
                              certificates that are then entitled to principal
                              distributions will be entitled to a portion of
                              prepayment premiums or yield maintenance charges
                              equal to the product of (a) the amount of the
                              prepayment premiums or yield maintenance charges
                              net of workout fees and liquidation fees ,
                              multiplied by (b) a fraction, the numerator of
                              which is equal to the excess, if any, of the
                              pass-through rate for that class of certificates
                              over the relevant discount rate, and the
                              denominator of which is equal to the excess, if
                              any, of the mortgage interest rate of the prepaid
                              mortgage loan over the relevant discount rate,
                              multiplied by (c) a fraction, the numerator of
                              which is equal to the amount of principal payable
                              to that class of certificates on that payment
                              date, and the denominator of which is the Total
                              Principal Payment Amount for that payment date.

                              The portion, if any, of the prepayment premiums or
                              yield maintenance charges remaining after any
                              payments described above will be distributed 100%
                              to the holders of the class X-C certificates.

ADVANCES                      The master servicer and, if it fails to do so, the
                              trustee will be obligated to make P&I advances and
                              servicing advances, including paying delinquent
                              property taxes and insurance premiums, but only to
                              the extent that those advances are not deemed
                              non-recoverable and in the case of P&I advances
                              subject to any appraisal reductions that may
                              occur.

APPRAISAL REDUCTIONS          An appraisal reduction generally will be created
                              in the amount, if any, by which the principal
                              balance of a required appraisal loan (plus other
                              amounts overdue or advanced in connection with
                              such loan) exceeds 90% of the appraised value of
                              the related mortgaged property plus certain
                              escrows and reserves (including letters of credit)
                              held with respect to the mortgage loan. As a
                              result of calculating an appraisal reduction
                              amount for a given mortgage loan, the interest
                              portion of any P&I advance for such loan will be
                              reduced, which will have the effect of reducing
                              the amount of interest available for distribution
                              to the certificates in reverse alphabetical order
                              of the classes. A required appraisal loan will
                              cease to be a required appraisal loan when the
                              related mortgage loan has been brought current for
                              at least three consecutive months and no other
                              circumstances exist, which would cause such
                              mortgage loan to be a required appraisal loan.

OPTIONAL TERMINATION          The master servicer, the special servicer and
                              certain certificateholders will have the option to
                              terminate the trust, in whole but not in part, and
                              purchase the remaining assets of the trust on or
                              after the payment date on which the stated
                              principal balance of the mortgage loans then
                              outstanding is less than 1.0% of the initial
                              mortgage pool balance. The purchase price will
                              generally be at a price equal to the unpaid
                              aggregate principal balance of the mortgage loans
                              (or fair market value in the case of REO
                              Properties), plus accrued and unpaid interest and
                              certain other additional trust fund expenses, as
                              described in the prospectus supplement. In
                              addition, after the certificate balance of the
                              class A-1 through class E certificates has been
                              reduced to zero, the trust may also be terminated,
                              subject to the consent of the master servicer (in
                              its sole discretion), if all of the remaining
                              series 2005-GG4 certificates (excluding class R
                              and class LR) are held by a single
                              certificateholder, and that certificateholder
                              exchanges all of the then outstanding series
                              2005-GG4 certificates (excluding class R and class
                              LR) for the mortgage loans remaining in the trust.

CONTROLLING CLASS             The class of sequential pay certificates (a) which
                              bears the latest alphabetical class designation
                              (other than the class X-P, class X-C, class R and
                              class LR certificates) and (b) which has a
                              certificate balance greater than 25% of its
                              original certificate balance; provided, however,
                              that if no class of sequential pay certificates
                              satisfies clause (b) above, the controlling class
                              will be the outstanding class of sequential pay
                              certificates bearing the latest alphabetical class
                              designation (other than the class X-P, class X-C,
                              class R and class LR certificates); provided,
                              further, with respect to certain issues related to
                              the mortgage loans that are part of a split
                              structure, the holder of the majority interest of
                              the related subordinated or pari passu companion
                              loan may have certain consultation or approval
                              rights with respect to servicing matters, as
                              described in the prospectus supplement.

TENANTS                       References in this term sheet to the rating of a
                              tenant may refer to the rating of a parent of the
                              actual tenant and the rated entity may not be an
                              actual party to that lease. The rated parent may
                              not guarantee the lease.

ERISA                         The offered certificates are expected to be ERISA
                              eligible.

SMMEA                         The class A-1, class A-2, class A-3, class A-AB,
                              class A-4, class A-J, class B and class C
                              certificates are expected to be "mortgage-related
                              securities" for the purposes of SMMEA so long as
                              they remain rated in one of the two highest rating
                              categories by a nationally recognized statistical
                              rating organization.

None of the offered certificates or the mortgage loans included in the trust which back the certificates is insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of
Scotland plc, the depositor, the underwriters, the mortgage loan sellers, the master servicer, the special servicer, or any other party.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                      - 8 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT WELLINGTON GREEN
--------------------------------------------------------------------------------

[1 PICTURE OF MALL AT WELLINGTON GREEN OMITTED]
                                 [1 PICTURE OF MALL AT WELLINGTON GREEN OMITTED]

[1 PICTURE OF MALL AT WELLINGTON GREEN OMITTED]
                                 [1 PICTURE OF MALL AT WELLINGTON GREEN OMITTED]

[1 PICTURE OF MALL AT WELLINGTON GREEN OMITTED]
                                [PICTURE OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                      - 9 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT WELLINGTON GREEN
--------------------------------------------------------------------------------

          [MAP INDICATING LOCATION OF MALL AT WELLINGTON GREEN OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 10 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT WELLINGTON GREEN
--------------------------------------------------------------------------------



-------------------------------------------------------------    ----------------------------------------------------
                    PROPERTY INFORMATION                                      MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                        1     Originator                                   Archon
Location (City/State)                    Wellington, Florida     Cut-off Date Principal Balance         $200,000,000
Property Type                                         Retail     Cut-off Date Principal Balance PSF/Unit     $330.61
Size (sf)                                            604,942     Percentage of Initial Mortgage Pool Balance    5.0%
Percentage Mall Shop Leased as of April 21, 2005       92.3%     Number of Mortgage Loans                          1
Year Built                                              2001     Type of Security                         Fee Simple
Appraisal Value                                 $280,000,000     Mortgage Rate                                 5.44%
Underwritten Occupancy                                 92.3%     Original Term to Maturity (Months)              119
Underwritten Revenues                            $30,590,567     Original Amortization Term (Months)   Interest Only
Underwritten Total Expenses                      $12,720,345     Cut-off Date LTV Ratio                        71.4%
Underwritten Net Operating Income (NOI)          $17,870,222     LTV Ratio at Maturity                         71.4%
Underwritten Net Cash Flow (NCF)                 $17,214,503     Underwritten DSCR on NOI                      1.62x
                                                                 Underwritten DSCR on NCF                      1.56x
-------------------------------------------------------------    ----------------------------------------------------


o    THE LOAN. The mortgage loan (the "MALL AT WELLINGTON GREEN LOAN") was initially evidenced by a single note in the aggregate original principal amount of $200,000,000 and is secured by a first mortgage encumbering a super-regional shopping mall located at 10300 West Forest Hill Boulevard,
     Wellington, Florida (the "MALL AT WELLINGTON GREEN Property"). The Mall at
     Wellington Green Loan was originated on May 12, 2005 by Archon Financial,
     L.P. and was subsequently purchased by Goldman Sachs Mortgage Company, and it is anticipated that the original note will be divided into two notes and the loan will be jointly sold by Goldman Sachs Mortgage Company and
     Commerzbank AG, New York Branch ("COMMERZBANK"), each having an 80% and 20%
     interest, respectively, in the Mall at Wellington Green Loan. The Mall at
     Wellington Green Loan represents approximately 5.0% of the initial mortgage pool balance. The original note evidencing the Mall at Wellington Green
     Loan has an aggregate principal balance as of the cut-off date of
     $200,000,000, and an interest rate of 5.44%. The proceeds from the Mall at
     Wellington Green Loan were used to refinance existing debt on the Mall at
     Wellington Green Property.

     The Mall at Wellington Green Loan had an initial term of 119 months and has a remaining term of 119 months. The Mall at Wellington Green Loan requires payments of interest only until the maturity date. The scheduled maturity date is the payment date in May 2015. Voluntary prepayment of the Mall at
     Wellington Green Loan is prohibited until the payment date in January 2015.
     Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of
     America is permitted at any time after the second anniversary of the securitization of the Mall at Wellington Green Loan.

o    THE PROPERTY. The Mall at Wellington Green Property is a 1,271,999 square feet, two level, super-regional shopping mall with five anchor stores and approximately 154 other stores. The mall opened in 2001 and is located in the West Palm Beach metropolitan statistical area ("MSA"), Florida, where the 10-mile radius trade area has an average household income of $61,280 and a total population of approximately 519,345.

     The Mall at Wellington Green Property is anchored by Dillard's, Burdines,
     J.C. Penney, City Furniture/Ashley Furniture Home Stores and Nordstrom.
     Dillard's, Burdines and J.C. Penney each own the land and improvements comprising their respective anchor stores and are not part of the collateral. Nordstrom owns the improvements comprising its anchor store and these improvements are not part of the collateral. The land and improvements comprising the City Furniture/Ashley Furniture Home Stores and
     the land on which the Nordstrom improvements are located are part of the
     Mall at Wellington Green Loan collateral.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 11 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT WELLINGTON GREEN
--------------------------------------------------------------------------------

The following table represents certain information relating to the anchor tenants at the Mall at Wellington Green Property:



                                                       CREDIT RATING
                                                         OF PARENT                                      OPERATING
                                                          COMPANY                   COLLATERAL          COVENANT
         ANCHOR                 PARENT COMPANY        (FITCH/MIS/S&P)     GLA        INTEREST          EXPIRATION
         ------                 --------------        ---------------     ---        --------          ----------

Dillard's                 Dillard's Inc.                 BB-/B2/BB      200,720         No              10/5/2016
Burdines                  Federated Department         BBB+/Baa1/BBB+   199,878         No              10/5/2016
                              Stores, Inc.
J.C. Penney               J.C. Penney Company, Inc.     BB+/Ba1/BB+     144,789         No              10/5/2016
City Furniture/Ashley     City Furniture                  NR/NR/NR      139,505        Yes            1/31/2015(2)
    Furniture Home
    Stores(1)
Nordstrom                 Nordstrom Inc.                 A-/Baa1/A-     121,670   Yes (land)/No        11/15/2018
                                                                                     (improvements)
                                                                        --------
TOTAL ANCHOR TENANTS                                                    806,562


-----------------------------
(1)  Tenant has executed a lease but is not yet in occupancy. Anticipated move-in date is June 2005.

(2)  Represents the lease expiration date.

     Aveda, Ann Taylor, Ann Taylor Loft, Jos. A. Bank, The Apple Store, The Gap,
     Gap Kids, Victoria's Secret, L' Occitane en Provence, The Coach Store,
     Banana Republic, Nine West, Talbots, Williams-Sonoma, bebe, Guess, Express,
     California Pizza Kitchen, Abercrombie, XXI Forever, the Sharper Image, and
     Brookstone are among the retailers and restaurants occupying the in-line space at the Mall at Wellington Green Property.

     In-line tenants with less than 10,000 sf reported average sales in 2004 of
     $414 psf, with an occupancy cost of approximately 17.2% (based on comparable sales, which include tenants that have reported two full years of sales through December 31, 2004).

     The following table presents certain information relating to the major mall shop tenants at the Mall at Wellington Green Property:



                         TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT (1)
------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL    ANNUALIZED
                                   CREDIT RATING                       ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                  (FITCH/MIS/S&P)   TENANT   % OF     UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
          TENANT NAME                   (2)          NRSF     NRSF      BASE RENT     BASE RENT     (PER NRSF)    EXPIRATION
          -----------                   ---          ----     ----      ---------     ---------     ----------    ----------

XXI Forever                          NR/NR/NR       21,295     4.6%     $609,189          3.7%         $28.61      1/31/2012
Victoria's Secret/Victoria's
    Secret Beauty                   NR/Baa2/BBB      9,225     2.0%      322,875          1.9%          35.00      1/31/2012
Z Gallerie(3)                        NR/NR/NR       10,223     2.2%      294,422          1.8%          28.80      1/31/2015
Casual Corner/Petite
    Soph./August Max Woman           NR/NR/NR        8,400     1.8%      294,000          1.8%          35.00      1/31/2011
Mayors                               NR/NR/NR        4,000     0.9%      270,000          1.6%          67.50      1/31/2012
Express                             NR/Baa2/BBB      7,271     1.6%      254,485          1.5%          35.00      1/31/2012
Off Main Furniture                   NR/NR/NR       10,000     2.1%      242,453          1.5%          24.25      1/13/2014
Charlotte Russe                      NR/NR/NR        7,995     1.7%      240,000          1.4%          30.02      1/31/2012
Abercrombie & Fitch                  NR/NR/NR        8,724     1.9%      235,737          1.4%          27.02     11/30/2011
Bailey, Banks & Biddle               NR/NR/BB+       4,075     0.9%      226,407          1.4%          55.56      1/31/2012
                                                  --------------------------------------------------------------
TEN LARGEST OWNED TENANTS                           91,208    19.6%   $2,989,568         17.9%         $32.78
Remaining Owned Tenants                            338,450    72.7%   13,674,447         82.1%          40.40
Vacant Spaces (Owned Space)                         35,779     7.7%            0          0.0%           0.00
                                                  --------------------------------------------------------------
TOTAL ALL OWNED TENANTS                            465,437  100.00%  $16,664,016        100.0%         $38.78
------------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Borrower owned in-line space only. Does not include City Furniture/Ashley
     Furniture Home Stores' 139,505 sf of anchor space owned by the borrower.

(2)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)  Tenant has executed a lease but is not yet in occupancy. Anticipated move-in date is September 2005.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 12 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT WELLINGTON GREEN
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Mall at Wellington Green Property:



                                     RETAIL LEASE EXPIRATION SCHEDULE (1) (2)
----------------------------------------------------------------------------------------------------------------------
                                                                                          % OF TOTAL      ANNUALIZED
                                                           CUMULATIVE    ANNUALIZED       ANNUALIZED     UNDERWRITTEN
                                 EXPIRING        % OF          OF       UNDERWRITTEN     UNDERWRITTEN     BASE RENT
   YEAR ENDING DECEMBER 31,     OWNED NRSF    TOTAL NRSF   TOTAL NRSF     BASE RENT        BASE RENT      (PER NRSF)
   ------------------------     ----------    ----------   ----------     ---------        ---------      ----------

2005                                   0          0.0%         0.0%              $0           0.0%           $0.00
2006                               3,804          0.8%         0.8%         263,720           1.6%           69.33
2007                               5,088          1.1%         1.9%         599,142           3.6%          117.76
2008                              10,004          2.1%         4.1%         901,017           5.4%           90.07
2009                              24,251          5.2%         9.3%       1,204,805           7.2%           49.68
2010                               5,009          1.1%        10.3%         200,332           1.2%           39.99
2011                             115,114         24.7%        35.1%       5,258,402          31.6%           45.68
2012                             123,633         26.6%        61.6%       4,316,459          25.9%           34.91
2013                              22,180          4.8%        66.4%         510,143           3.1%           23.00
2014                              38,565          8.3%        74.7%       1,003,093           6.0%           26.01
2015 & thereafter                 82,010         17.6%        92.3%       2,406,902          14.4%           29.35
Vacant                            35,779          7.7%       100.0%               0           0.0%            0.00
                              ----------------------------------------------------------------------------------------
TOTAL                            465,437        100.0%       100.0%     $16,664,016         100.0%          $38.78
----------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Borrower owned in-line space only. Does not include City Furniture/Ashley
     Furniture Home Stores' 139,505 sf of anchor space owned by the borrower.

o    THE BORROWER. The borrower is TJ Palm Beach Associates Limited Partnership, a single-purpose, single-asset entity, which is managed by its general partner, Taubman Palm Beach LLC, a single-purpose, single-asset entity.
     Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Mall at Wellington Green Loan. The borrower of the Mall at Wellington Green Loan is indirectly owned by The
     Taubman Realty Group Limited Partnership. The Taubman Realty Group Limited
     Partnership owns, develops, operates and/or manages 21 upscale shopping malls in ten states. The Taubman Realty Group Limited Partnership is the guarantor of the non-recourse carve-outs and an indemnitor of certain environmental obligations under the Mall at Wellington Green Loan. The
     Taubman Realty Group Limited Partnership has also guaranteed the payment of certain amounts which may become payable by the borrower to Nordstrom pursuant to Nordstrom's lease, which provides that the landlord thereunder shall, if Nordstrom's gross sales are below certain threshold amounts for any of the first four lease years, pay to Nordstrom certain specified percentages of the difference between Nordstrom's actual gross sales and certain threshold gross sales amounts or, in certain cases, a fixed sum set forth in Nordstrom's lease, up to $1.875 million per annum for each of the first four lease years. This obligation is currently scheduled to expire in
     2007.

o    ESCROWS. At origination, the borrower deposited $5,357,410 into a reserve for unfunded obligations, which amounts will be disbursed by the lender pursuant to borrower's request that such amounts are due under the applicable lease. The loan documents also provide for certain escrows of real estate taxes and insurance, tenant improvements and leasing commissions (in a maximum amount equal to $1,209,350) and capital expenditures (in a maximum amount equal to $186,068) to be funded during a
     Mall at Wellington Green Lockbox Period. A "MALL AT WELLINGTON GREEN
     LOCKBOX PERIOD" means the period from the time that the net operating income of the Mall at Wellington Green Property for the four calendar fiscal quarters most recently ended is less than $13,200,000 as of the end of any calendar quarter until the net operating income of the Mall at
     Wellington Green Property for the four calendar fiscal quarters most recently ended is at least equal to $13,200,000 as of the end of two consecutive calendar quarters.

o    LOCKBOX AND CASH MANAGEMENT. The Mall at Wellington Green Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account, except that the loan documents permit the borrower to maintain a separate account (the "MALL AT

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 13 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT WELLINGTON GREEN
--------------------------------------------------------------------------------

     WELLINGTON GREEN KIOSK ACCOUNT") into which rents from tenants under license and/or occupancy agreements for certain merchandising facilities and from tenants of in-line space for a term of less than one year at the
     Mall at Wellington Green Property and other miscellaneous revenue from sources other than regular tenants at the Mall at Wellington Green Property may be deposited. No withdrawals are permitted from the Mall at Wellington
     Green Kiosk Account and on any business day on which the amount on deposit in the Mall at Wellington Green Kiosk Account exceeds $100,000 (or, during a Mall at Wellington Green Lockbox Period, $50,000), such excess funds are required to be transferred into the lender-controlled lockbox account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. On each business day that no Mall at Wellington Green
     Lockbox Period exists, provided no event of default is continuing under the
     Mall at Wellington Green Loan, all funds in the lockbox account will be remitted to an account specified by the borrower. During the continuance of a Mall at Wellington Green Lockbox Period, provided no event of default is continuing under the Mall at Wellington Green Loan, funds in the lockbox account will be applied on each payment date and on the last business day of each week to pay the monthly debt service, fund any required reserves under the loan documents and pay all other amounts then due to lender and any remaining funds will be released to the borrower. During the continuance of an event of default under the Mall at Wellington Green Loan, the lender may apply any funds in the lockbox account to the obligations of the borrower under the Mall at Wellington Green Loan in such order of priority as the lender may determine.

o    PROPERTY MANAGEMENT. The Mall at Wellington Green Property is currently managed by The Taubman Company LLC, an affiliate of the borrower, pursuant to a management agreement. The property manager of the Mall at Wellington
     Green Property is currently entitled to (i) a base management fee in an amount equal to 5% of all income derived by the borrower from the Mall at
     Wellington Green Property and (ii) for each lease executed by the borrower for space at the Mall at Wellington Green Property, a leasing commission in an amount equal to 5% of the product of (x) the average minimum annual rent for the term of such lease and (y) the number of years in the term of such lease, provided that the leasing commission will not exceed 30% of the average minimum annual rent for the term of such lease. In addition, the property manager of the Mall at Wellington Green Property is entitled to additional compensation for certain other services provided pursuant to the management agreement. Under the loan documents, the Mall at Wellington
     Green Property may be managed by a reputable and experienced management organization possessing experience in managing properties similar in size, scope and value as the Mall at Wellington Green Property for whom each rating agency has confirmed in writing that the management of the Mall at
     Wellington Green Property by such entity will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG4 certificates. The lender may require the borrower to replace the property manager if an event of default under the Mall at
     Wellington Green Loan has occurred and the lender has accelerated the loan or if the property manager becomes insolvent.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.

o    TERRORISM INSURANCE. The Mall at Wellington Green Loan documents require that the commercial property and business income insurance policies required to be maintained by the borrower provide coverage for perils and acts of terrorism in an amount equal to (i) 100% of the full replacement cost of the Mall at Wellington Green Property and (ii) 100% of the
     projected gross rental income from the Mall at Wellington Green Property on an actual loss sustained basis, from the date of the casualty to the date that the Mall at Wellington Green Property is repaired or restored and an extended period of indemnity endorsement for the succeeding 12-month period after the completion of such repair or restoration. The borrower is only required to maintain such amount of terrorism coverage as may be obtained at a cost equal to (x) $175,000 for the first four years after the one-year anniversary of the origination of the loan and (y) $225,000 for the remainder of the term of the loan. In addition, the borrower is permitted to maintain such terrorism coverage through a blanket policy with a deductible not in excess of $500,000 or such higher deductible if the borrower delivers to the lender a letter of credit in an amount equal to the difference between the actual deductible and $500,000. The letter of credit may be drawn upon by the lender upon the occurrence of a casualty to pay such amounts that would have been paid by the issuer of the insurance policy if the actual deductible had been $500,000. See "Risk
     Factors--Property Insurance" and "--Risks Associated with Blanket Insurance
     Policies" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 14 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO CENTER
--------------------------------------------------------------------------------

                    [1 PICTURE OF WELLS FARGO CENTER OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 15 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO CENTER
--------------------------------------------------------------------------------

                  [MAP INDICATING LOCATION OF WELLS FARGO OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 16 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO CENTER
--------------------------------------------------------------------------------



--------------------------------------------------------------------   --------------------------------------------------------
                      PROPERTY INFORMATION                                            MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                                1   Originator                                          GCFP
Location (City/State)                               Denver, Colorado   Cut-off Date Principal Balance              $200,000,000
Property Type                                                 Office   Cut-off Date Principal Balance PSF/Unit          $228.08
Size (sf)                                                  1,210,102   Percentage of Initial Mortgage Pool Balance         5.0%
Percentage Leased as of February 1, 2005                       87.5%   Number of Mortgage Loans                               1
Year Built / Renovated                                   1982 / 2002   Type of Security                              Fee Simple
Appraisal Value                                         $345,000,000   Mortgage Rate                                     5.257%
Underwritten Occupancy (1)                             87.5% / 92.7%   Original Term to Maturity (Months)                   120
Underwritten Revenues (1)                  $30,665,486 / $34,159,412   Original Amortization Term (Months)        Interest Only
Underwritten Total Expenses (1)            $10,395,236 / $10,395,236   Cut-off Date LTV Ratio                             80.0%
Underwritten Net Operating Income (NOI)(1) $20,270,250 / $23,764,176   LTV Ratio at Maturity                              80.0%
Underwritten Net Cash Flow (NCF) (1)       $19,224,034 / $22,717,960   Underwritten DSCR on NOI (1)               1.38x / 1.62x
                                                                       Underwritten DSCR on NCF (1)               1.31x / 1.54x
--------------------------------------------------------------------   --------------------------------------------------------


-----------------------------
(1)  Reflects in-place ("IP") and stabilized ("UW") numbers used for underwriting. UW assumes net rental rates for the property at a "market"
     rate of $21.00 per square foot and occupancy increases from newly-signed leases and from executed tenant's letters of intent, adjusted for a 7.5%
     vacancy factor.

o    THE LOAN. The mortgage loan (the "WELLS FARGO CENTER TRUST LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the class-A office building located at 1700 Lincoln Street, Denver,
     Colorado (the "WELLS FARGO CENTER PROPERTY"). The Wells Fargo Center Trust
     Loan represents approximately 5.0% of the initial mortgage pool balance.
     The Wells Fargo Center Trust Loan was originated on March 15, 2005, has an original principal balance and a principal balance as of the cut-off date of $200,000,000, and an interest rate of 5.257% per annum. The proceeds of the Wells Fargo Center Trust Loan, together with the Wells Fargo Companion
     Loan (as described below), were used to acquire the Wells Fargo Center
     Property.

     The Wells Fargo Center Trust Loan is a pari passu portion of a whole mortgage loan with an original principal balance of $276,000,000. The companion loan to the Wells Fargo Center Trust Loan is evidenced by a separate pari passu note with an interest rate of 5.257% per annum and a principal balance as of the cut-off date of $76,000,000 (the "WELLS FARGO
     CENTER COMPANION LOAN"). The Wells Fargo Center Companion Loan will not be an asset of the trust. The Wells Fargo Center Trust Loan and the Wells
     Fargo Center Companion Loan (collectively, the "WELLS FARGO CENTER LOAN
     GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole
     Loans" and will be serviced pursuant to the terms of the 2005-GG4 pooling and servicing agreement.

     The IP DSCR, UW DSCR and LTV on the Wells Fargo Center Loan Group are
     1.31x, 1.54x and 80.0%, respectively.

     The Wells Fargo Center Trust Loan has an initial term of 120 months and a remaining term of 118 months. The loan requires payments of interest only for the entire term. The scheduled maturity date is April 6, 2015.
     Voluntary prepayment of the Wells Fargo Center Trust Loan is prohibited prior to the payment date of January 6, 2015 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted on the earlier of
     April 6, 2008 and the date that is two years after the securitization closing date for the Wells Fargo Center Companion Loan.

o    THE PROPERTY. The Wells Fargo Center Property is a 1,210,102 square foot
     52-story office building located at 1700 Lincoln Street in Denver,
     Colorado. Built by Hines Corporation in 1982, the Wells Fargo Center
     Property is a class-A office property in downtown Denver. The Wells Fargo
     Center Property is located one-block away from the expanding light rail system. The Wells Fargo Center Property has an adjacent 12-level parking garage with a total of 996 parking spaces and 9,292 square feet of retail space, which is part of the collateral.

     The largest tenant at the Wells Fargo Center Property is Wells Fargo Bank
     ("WFB"), occupying 403,403 square feet. WFB occupies 33.3% of the Wells
     Fargo Center Property, with 52,624 square feet expiring in 2007 and 350,779 expiring in 2013. The second largest tenant at the Wells Fargo Center
     Property is Holme Roberts & Owens ("HRO"). HRO

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 17 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO CENTER
--------------------------------------------------------------------------------

     occupies 10.2% of the Wells Fargo Center Property and their lease expires in 2010. The borrower sponsor's operating partner, Maguire Properties, L.P.
     ("MPLP") has master leased 60,000 square feet at the Wells Fargo Center
     Property at an annual rental rate of $1,620,000 ($27 per square foot). The master lease term commenced March 15, 2005 and has an expiration date of
     March 15, 2008. Property cash flows were underwritten including rental revenue from the master lease, and rental rates for in-place leases at the property (excluding the master lease and certain telecommunication-related leases) were marked to $21.00 per square foot.

     As of February 1, 2005, the Wells Fargo Center Property is 87.5% leased, inclusive of the master lease from MPLP.

     The following table presents certain information relating to some of the largest tenants at the Wells Fargo Center Property:



                               LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
-----------------------------------------------------------------------------------------------------------------------------
                              CREDIT                                        % OF TOTAL    ANNUALIZED
                              RATING                           ANNUALIZED    ANNUALIZED  UNDERWRITTEN
                           (FITCH/MIS/     TENANT      % OF   UNDERWRITTEN UNDERWRITTEN    BASE RENT
       TENANT NAME           S&P)(1)        NRSF       NRSF     BASE RENT    BASE RENT    (PER NRSF)     LEASE EXPIRATION
       -----------           -------        ----       ----     ---------    ---------    ----------     ----------------

Wells Fargo Bank            AA/Aa1/AA-     403,403     33.3%   $6,805,227      33.1%        $16.87   6/30/2007 & 7/31/2013(2)
Holme Roberts & Owens LLP    NR/NR/NR      123,116     10.2%    2,960,940      14.4%         24.05          12/31/2010
Maguire Partners, LP        NR/Ba2/BB       60,000      5.0%    1,620,000       7.9%         27.00           3/15/2008
Faegre & Benson, LLP         NR/NR/NR       85,106      7.0%    1,528,575       7.4%         17.96           5/31/2014
Newmont Mining
   Corporation             NR/Baa2/BBB+     87,544      7.2%    1,497,904       7.3%         17.11           3/31/2012
                                         ---------    -----   -----------     -----         ------
TOTAL LARGEST TENANTS                      759,169     62.7%  $14,412,646      70.1%        $18.98
Remaining Tenants                          299,184     24.7%   $6,143,500      29.9%         20.53
Vacant Space                               151,749     12.5%            0       0.0%          0.00
                                         ---------    -----   -----------     -----         ------
TOTAL ALL TENANTS                        1,210,102    100.0%  $20,556,146     100.0%        $16.99
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  52,624 square feet expire in 2007 and 350,779 square feet expire in 2013.

     The following table presents certain information relating to the lease rollover schedule at the Wells Fargo Center Property:



                                         LEASE EXPIRATION SCHEDULE(1)
----------------------------------------------------------------------------------------------------------------------
                                                                                          % OF TOTAL     ANNUALIZED
                                                                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                                % OF        CUMULATIVE    UNDERWRITTEN   UNDERWRITTEN    BASE RENT
 YEAR ENDING DECEMBER 31,    EXPIRING NRSF   TOTAL NRSF    OF TOTAL NRSF    BASE RENT      BASE RENT     (PER NRSF)
 ------------------------    -------------   ----------    -------------    ---------      ---------     ----------

2005                                  0          0.0%           0.0%          $38,289         0.2%          $0.00
2006                                  0          0.0%           0.0%                0         0.0%           0.00
2007                            123,539         10.2%          10.2%        2,657,643        12.9%          21.51
2008                            113,282          9.4%          19.6%        2,905,116        14.1%          25.64
2009                             84,910          7.0%          26.6%        1,528,680         7.4%          18.00
2010                            139,545         11.5%          38.1%        3,370,686        16.4%          24.15
2011                                  0          0.0%          38.1%           57,348         0.3%           0.00
2012                             87,544          7.2%          45.4%        1,511,016         7.4%          17.26
2013                            350,779         29.0%          74.3%        5,963,243        29.0%          17.00
2014                            158,754         13.1%          87.5%        2,524,124        12.3%          15.90
2015                                  0          0.0%          87.5%                0         0.0%           0.00
Vacant                          151,749         12.5%         100.0%                0         0.0%           0.00
                              ---------        ------         ------      -----------       ------         -------
TOTAL                         1,210,102        100.0%                     $20,556,146       100.0%         $16.99
----------------------------------------------------------------------------------------------------------------------

-----------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is Maguire Properties-Denver Center, LLC, a special purpose, bankruptcy-remote entity with two independent directors.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Wells Fargo Center Loan. The sponsor of the borrower is MPI, a publicly traded REIT, with a market capitalization of $1.09 billion as of May 13, 2005. Robert F. Maguire III, the largest shareholder, chairman of the board and Co-Chief Executive
     Officer of MPI, is an experienced real estate investor. MPI has developed more than 30

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 18 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO CENTER
--------------------------------------------------------------------------------

     million square feet of property. MPI now owns a portfolio totaling approximately 24.9 million square feet comprised of 23 office properties
     (58 buildings) with approximately 14.8 million square feet of NRA, one
     350-room hotel and parking structure of approximately 9.8 million square feet. MPI also owns undeveloped land that can support up to 5.0 million square feet of office, retail and residential uses. In 1965, Robert F.
     Maguire III founded MPI's predecessor, Maguire Partners, to own, manage, develop and acquire office properties in the Southern California market.
     Over its 38-year history, Maguire Partners established a successful record of developing visible class-A buildings. MPI is one of the largest commercial real estate developers and owners headquartered on the West
     Coast and one of the nation's largest developers of class-A quality office and mixed-use properties. The company specializes in large, architecturally significant projects, and has developed a number of significant projects in
     Los Angeles County, including Wells Fargo Tower, US Bank Tower, Gas Company
     Tower, and KPMG Tower. MPLP guaranteed the non-recourse carveouts of the
     Wells Fargo Center Trust Loan. MPLP has master leased 60,000 square feet of the Wells Fargo Center Property expiring March 15, 2008. The borrower under the Wells Fargo Center Trust Loan is affiliated with the borrowers under the mortgage loans identified on Annex C-1 to the prospectus supplement as
     Lantana Campus, 700 N. Central Avenue and 801 N. Brand Avenue. See "Risk
     Factors--Risks Relating to Loan Concentrations" in the prospectus supplement.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance premiums. At closing, the borrower deposited $282,187 into a deferred maintenance reserve for the payment of short term or immediate required repairs at the Wells Fargo Center Property. At closing, the borrower deposited $3,700,000 for then-outstanding tenant improvements and leasing commissions. At closing, the borrower also deposited funds into a rent holdback reserve in the amount of $4,593,605 to simulate the full unabated base rent payments for certain leases for the term of the Wells
     Fargo Center Loan. Additionally, at closing, the borrower deposited
     $400,000 in a WFB reserve as security in connection with the alleged overcharges of "additional rent" asserted by WFB.

o    LOCKBOX AND CASH MANAGEMENT. The loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled hard lockbox. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt and that funds deposited in the lender-controlled account be swept on a daily basis into the borrower's operating account unless an event of default is continuing or the debt service coverage ratio is less than 1.10x (a "DSCR
     CASH MANAGEMENT PERIOD"). If an event of default is continuing or during a
     DSCR Cash Management Period, amounts in the lender-controlled account will be swept into another account controlled by lender and applied to pay debt service, operating expenses and any required reserves under the loan documents. At any time during the continuance of an event of default, lender may apply any sums then held pursuant to the cash management agreement to the payment of the debt. Additionally, if a DSCR Cash
     Management Period is continuing for two consecutive calendar quarters, lender may use the additional cash collateral to purchase defeasance eligible collateral and apply the proceeds of such collateral to pay a portion of the monthly payments due under the Wells Fargo Center Loan Group each month.

o    PROPERTY MANAGEMENT. MPLP, an affiliate of the borrower, is the property manager for the Wells Fargo Center Property. The lender may replace the property manager if (i) an event of default occurs and not cured, (ii) a bankruptcy of MPLP occurs, (iii) the maturity date has occurred and the loan is not repaid or (iv) the property manager defaults under the property management agreement. Thereafter, the borrower may not enter into any agreement relating to the management of the property with any party without the express written consent of lender and the rating agencies. The management fee is equal to 3.0% of all rent and other income collected from tenants at the Wells Fargo Center Property. Leasing commissions are payable separately based on a fixed schedule. MPLP contracts out certain services to an affiliated subcontractor pursuant to a services subcontract that is terminable by either party on 30 days' notice.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The loan documents permit MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, to pledge their indirect ownership interests in the borrower (but not the foreclosure thereon) to any permitted institutional transferee

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 19 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO CENTER
--------------------------------------------------------------------------------

     providing a corporate line of credit or other financing to MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, provided that the indirect interests in the borrower that are pledged as collateral comprise no more than 33% of the total value of the collateral for such line of credit or other financing, and provided that (i) no default has occurred and remains uncured and (ii) lender has received payment of, or reimbursement for, all costs and expenses incurred by lender in connection with such pledges (including, but not limited to, reasonable attorneys'
     fees and costs and expenses of the rating agencies).

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance. The Wells Fargo Center Property has terrorism coverage as part of its sponsor's blanket "all-risk" property coverage. The loan documents provide that if "certified acts of terrorism," as identified by the United States Government, are excluded from borrower's comprehensive
     "all-risk" insurance policy or business income coverage, the borrower is required to obtain an endorsement to such policies, or separate policies, insuring against all such "certified acts of terrorism" ("TERRORISM ACTS"), at the borrower's option, either (A) in an amount not less than
     $360,000,000 on an aggregate basis covering the Wells Fargo Center Property and all properties owned by MPLP or its affiliates as of the closing date of the Wells Fargo Center Loan Group and providing for a deductible not exceeding $1,000,000, or (B) in a total amount not less than $410,000,000 on an aggregate basis covering the Wells Fargo Center Property and all properties owned by MPLP or its affiliates as of the closing date of the
     Wells Fargo Center Loan Group and providing for a deductible of not in excess of 5% of the full replacement value of the Wells Fargo Center
     Property (insurance meeting such requirements being referred to as "FULL
     COVERAGE"). In either case, the endorsement or policy must be (x) in form and substance reasonably satisfactory to lender and (y) non-cancelable (to the extent such non-cancelable insurance is available in the marketplace).
     Notwithstanding the requirements stated above, in the event that Full
     Coverage is not available at a cost of 200% of the aggregate amount of the
     "all-risk" insurance premiums payable with respect to the Wells Fargo
     Center Property and all other properties owned by MPLP or its affiliates for the last policy year adjusted annually by the Consumer Price Index
     (such amount, the "TERRORISM INSURANCE CAP"), then borrower is required to purchase insurance covering Terrorism Acts at the Wells Fargo Center
     Property in an amount equal to the greatest amount of coverage obtainable at a per annum cost of the Terrorism Insurance Cap. See "Risk
     Factors--Property Insurance" and "--Risks Associated with Blanket Insurance
     Policies" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 20 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE STREETS AT SOUTHPOINT
--------------------------------------------------------------------------------

                [1 PICTURE OF THE STREETS AT SOUTHPOINT OMITTED]

                [1 PICTURE OF THE STREETS AT SOUTHPOINT OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 21 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE STREETS AT SOUTHPOINT
--------------------------------------------------------------------------------

         [MAP INDICATING LOCATION OF THE STREETS AT SOUTHPOINT OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 22 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE STREETS AT SOUTHPOINT
--------------------------------------------------------------------------------



-------------------------------------------------------------    ----------------------------------------------------
                    PROPERTY INFORMATION                                      MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                        1     Originator                           Archon/Commerz
Location (City/State)                 Durham, North Carolina     Cut-off Date Principal Balance         $169,622,411
Property Type                                         Retail     Cut-off Date Principal Balance PSF/Unit     $290.60
Size (sf)                                            583,696     Percentage of Initial Mortgage Pool Balance    4.2%
Percentage Mall Shop Occupancy as of March 24, 2005    99.9%     Number of Mortgage Loans                          1
Year Built                                              2002     Type of Security                         Fee Simple
Appraisal Value                                 $340,000,000     Mortgage Rate                                5.103%
Underwritten Occupancy                                 96.0%     Original Term to Maturity (Months)               84
Underwritten Revenues                            $28,331,902     Original Amortization Term (Months)             360
Underwritten Total Expenses                       $6,816,579     Cut-off Date LTV Ratio                        49.9%
Underwritten Net Operating Income (NOI)          $21,515,322     LTV Ratio at Maturity                         44.4%
Underwritten Net Cash Flow (NCF)                 $20,858,563     Underwritten DSCR on NOI                      1.94x
                                                                 Underwritten DSCR on NCF                      1.88x
                                                                 Shadow Rating(1)                    "A"/"Baa2"/"A+"
-------------------------------------------------------------    ----------------------------------------------------


-----------------------------
(1)  S&P, Moody's and Fitch have confirmed that the Streets at Southpoint Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A" by S&P, "Baa2" by Moody's and "A+" by Fitch.

o    THE LOAN. The mortgage loan (the "STREETS AT SOUTHPOINT LOAN") is evidenced by two senior notes in the aggregate original principal amount of
     $170,000,000 and is secured by a first mortgage encumbering a super regional shopping mall located in Durham, North Carolina (the "STREETS AT
     SOUTHPOINT PROPERTY"). The Streets at Southpoint Whole Loan was jointly originated one-third by Archon Financial, L.P., one-third by Commerzbank
     AG, New York Branch ("COMMERZBANK") and one-third by Teachers Insurance and
     Annuity Association of America. Goldman Sachs Mortgage Company and
     Commerzbank are the holders of the Streets at Southpoint Loan, and they are the joint loan sellers of the Streets at Southpoint Loan. The Streets at
     Southpoint Loan was originated on March 29, 2005 and represents approximately 4.2% of the initial mortgage pool balance. The proceeds from the Streets at Southpoint Loan were used to refinance existing debt on the
     Streets at Southpoint Property.

     The Streets at Southpoint Loan is a senior interest of a whole mortgage loan (the "STREETS AT SOUTHPOINT WHOLE LOAn") with an original principal balance of $255,000,000. The junior companion loan to the Streets at
     Southpoint Loan is evidenced by a junior note (the "STREETS AT SOUTHPOINT
     SUBORDINATE COMPANION LOAN"), with an original principal balance of
     $85,000,000 and an interest rate of 5.865%, which loan is subordinate to the Streets at Southpoint Loan. The Streets at Southpoint Subordinate
     Companion Loan is not an asset of the trust. Prior to an event of default, payments of principal and interest by the borrower are applied to the
     Streets at Southpoint Loan and the Streets at Southpoint Subordinate
     Companion Loan pro-rata based on amounts due under the respective notes.
     Each note provides for payments of interest based on the outstanding balance and the applicable interest rate. Payments of principal are due under the notes pursuant to separate amortization schedules calculated based on the applicable interest rate and a 360 month amortization schedule.

     The loans comprising the Streets at Southpoint Whole Loan are governed by an intercreditor agreement, as described in the prospectus supplement under
     "Description of the Mortgage Pool--The Whole Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The DSCR and
     LTV on the Streets at Southpoint Loan are 1.88x and 49.9%, respectively, while the DSCR and LTV on the Streets at Southpoint Whole Loan are 1.22x
     and 74.8% respectively.

     The Streets at Southpoint Loan had an initial term of 84 months and has a remaining term of 82 months. The scheduled maturity date is the payment date in April 2012. Voluntary prepayment of the senior portion of the
     Streets at Southpoint Loan that is part of the trust fund is prohibited until the payment date in October 2011. Prepayments are permitted on the
     Streets at Southpoint Subordinate Companion Loan as described under
     "Streets at Southpoint Subordinate Companion Loan Prepayments" below.
     Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of
     America is permitted at any time after the second anniversary of the securitization closing date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 23 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE STREETS AT SOUTHPOINT
--------------------------------------------------------------------------------

o    THE PROPERTY. The Streets at Southpoint Property is a dominant 1,330,617 sf super-regional mall featuring five anchor department stores and an upscale collection of retailers. The mall opened in 2002 and is located in the tri-city region of Raleigh, Durham and Chapel Hill, North Carolina in the
     heart of the Research Triangle, where the 10-mile radius trade area has an average household income of $70,618 and a total population of approximately
     306,241.

     The Streets at Southpoint Property is anchored by Nordstrom, Belk's,
     Hecht's, J.C. Penney and Sears. The land and improvements comprising the anchor stores are owned by the respective anchors.

     The following table represents certain information relating to the anchor tenants at the Streets at Southpoint Property:



                                                   CREDIT RATING OF                                              OPERATING
                                                    PARENT COMPANY                          COLLATERAL            COVENANT
         ANCHOR               PARENT COMPANY        (FITCH/MIS/S&P)         GLA              INTEREST            EXPIRATION
         ------               --------------        ---------------         ---              --------            ----------

Hecht's                   May Department Stores      BBB/Baa2/BBB         180,000               No               11/8/2016
Belk's                    Belk, Inc.                   NR/NR/NR           179,729               No               11/8/2016
Nordstrom                 Nordstrom Inc.              A-/Baa1/A-          144,000               No               11/8/2016
J.C. Penney               J.C. Penney Company, Inc.   BB+/Ba1/BB+         123,228               No               11/8/2016
Sears                     Sears, Roebuck & Co         BB/Ba1/BB+          119,964               No               11/8/2016
                                                                      ---------------
TOTAL ANCHOR TENANTS                                                      746,921


     The Streets at Southpoint Property combines indoor shopping with an open-air lifestyle center known as Main Street. A feature of Main Street is the 16-screen Southpoint Cinemas, which boasts sales of approximately
     $530,000 per screen. Williams-Sonoma, Pottery Barn, J. Jill, Coldwater
     Creek, Barnes & Noble, Apple Store, bebe, Ann Taylor, Ann Taylor Loft,
     Restoration Hardware, Maggiano's Little Italy and Champps are among the retailers and restaurants occupying the in-line space at the Streets at
     Southpoint Property. In-line tenants with less than 10,000 sf reported average sales of $393 psf with an occupancy cost of 12.8% (based on comparable sales, which include tenants that have reported a full year of sales through December 31, 2004).

     The following table presents certain information relating to the major mall shop tenants at the Streets at Southpoint Property:



                           TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
----------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL     ANNUALIZED
                                CREDIT RATING                         ANNUALIZED    ANNUALIZED    UNDERWRITTEN
                               (FITCH/MIS/S&P)   TENANT      % OF    UNDERWRITTEN  UNDERWRITTEN    BASE RENT       LEASE
        TENANT NAME                  (1)          NRSF       NRSF     BASE RENT      BASE RENT     (PER NRSF)   EXPIRATION
        -----------                  ---          ----       ----     ---------      ---------     ----------   ----------

Southpoint Cinemas                NR/NR/NR        51,808      8.9%   $1,036,160          5.3%         $20.00     2/28/2017
Gap-GapKids                    BBB-/Baa3/BBB-     20,493      3.5%      758,241          3.8%          37.00     3/31/2007
Barnes & Noble                   NR/Ba3/NR        29,350      5.0%      572,325          2.9%          19.50     3/31/2012
Organized Living                  NR/NR/NR        21,750      3.7%      495,900          2.5%          22.80     3/31/2017
Banana Republic                BBB-/Baa3/BBB-     10,582      1.8%      391,534          2.0%          37.00     3/31/2007
Talbots-Talbots Petits            NR/NR/NR         9,950      1.7%      318,400          1.6%          32.00     2/29/2012
Abercrombie & Fitch               NR/NR/NR        10,611      1.8%      318,330          1.6%          30.00     3/31/2012
Pottery Barn                      NR/NR/NR        11,172      1.9%      287,791          1.5%          25.76     1/31/2015
Maggiano's Little Italy           NR/NR/NR        12,463      2.1%      286,649          1.5%          23.00     4/30/2012
Finish Line                       NR/NR/NR         9,176      1.6%      284,456          1.4%          31.00     2/29/2012
                                                ---------------------------------------------------------------
TEN LARGEST OWNED TENANTS                        187,355     32.1%   $4,749,786         24.1%         $25.35
Remaining Owned Tenants                          394,575     67.6%   14,966,261         75.9%          37.93
Vacant Spaces (Owned Space)                        1,766      0.3%            0          0.0%           0.00
                                                ---------------------------------------------------------------
TOTAL ALL OWNED TENANTS                          583,696    100.0%   $19,716,047       100.0%         $33.78
----------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 24 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE STREETS AT SOUTHPOINT
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at the Streets at Southpoint:



                                        RETAIL LEASE EXPIRATION SCHEDULE (1) (2)
---------------------------------------------------------------------------------------------------------------------------
                                                                                               % OF TOTAL     ANNUALIZED
                                                                  CUMULATIVE    ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                        EXPIRING        % OF          OF       UNDERWRITTEN   UNDERWRITTEN     BASE RENT
     YEAR ENDING DECEMBER 31,          OWNED NRSF    TOTAL NRSF   TOTAL NRSF    BASE RENT      BASE RENT      (PER NRSF)
     ------------------------          ----------    ----------   ----------    ---------      ---------      ----------

2005                                       292           0.1%          0.1%       $11,430          0.1%          $39.14
2006                                       196           0.0%          0.1%       167,947          0.9%          856.87
2007                                    39,593           6.8%          6.9%     1,482,670          7.5%           37.45
2008                                       320           0.1%          6.9%       137,498          0.7%          429.68
2009                                     3,486           0.6%          7.5%       472,736          2.4%          135.61
2010                                     1,352           0.2%          7.8%        33,800          0.2%           25.00
2011                                     1,000           0.2%          7.9%        38,960          0.2%           38.96
2012                                   369,283          63.3%         71.2%    12,833,718         65.1%           34.75
2013                                    36,817           6.3%         77.5%     1,381,895          7.0%           37.53
2014                                    19,083           3.3%         80.8%       625,139          3.2%           32.76
2015 and thereafter                    110,508          18.9%         99.7%     2,530,256         12.8%           22.90
Vacant                                   1,766           0.3%          0.3%             0          0.0%            0.00
                                     --------------------------------------------------------------------------------------
TOTAL                                  583,696         100.0%        100.0%    $19,716,047       100.0%          $33.78
---------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Borrower owned in-line space only.

o    THE BORROWER. The borrower is Southpoint Mall, LLC, a single-member, single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Streets at Southpoint Loan. Southpoint Mall, LLC is indirectly owned by
     General Growth Properties, Inc. General Growth Properties, Inc. is a
     publicly traded real estate investment trust that owns, develops, operates and/or manages shopping malls in over 40 states. There is no guarantor of the non-recourse carve-outs under the Streets at Southpoint Loan.

o    ESCROWS. The loan documents provide for escrows of real estate taxes and insurance, certain tenant improvements and leasing commissions (in a maximum amount as of origination equal to $578,850, which amount is subject to change based upon the aggregate sf of all rentable area in the Streets at Southpoint Property) and capital expenditures (in a maximum amount, as of origination, equal to $115,770 which amount is subject to change based upon the aggregate sf of all rentable area in the Streets at Southpoint
     Property) during a Streets at Southpoint Cash Sweep Period. A "STREETS AT
     SOUTHPOINT CASH SWEEP PERIOD" means the period during the continuance of an event of default under the Streets at Southpoint Loan and/or if, the net operating income of the Streets at Southpoint Property for the prior twelve-month period is less than 85% of the net operating income at origination as of the end of any fiscal quarter until the net operating income of the Streets at Southpoint Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination as of the end of any fiscal quarter.

o    LOCKBOX AND CASH MANAGEMENT. The Streets at Southpoint Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled sweep account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the sweep account within two business days after receipt. On each business day that no
     Streets at Southpoint Cash Sweep Period exists, all funds in the sweep account will be remitted to an account specified by the borrower. Within two business days of commencement of a Streets at Southpoint Cash Sweep
     Period, the borrower is required to establish a cash management account into which all funds in the sweep account will be remitted on each business day during a Streets at Southpoint Cash Sweep Period. During the existence of a Streets at Southpoint Cash Sweep Period, funds in the cash management account will be applied to pay the monthly debt service and any required reserves under the loan documents. Any remaining funds will be released to the borrower, unless an event of default is continuing, in which case, all available cash after the payment of the debt service and any required reserves will be held as additional collateral for the Streets at
     Southpoint Loan.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 25 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE STREETS AT SOUTHPOINT
--------------------------------------------------------------------------------

o    STREETS AT SOUTHPOINT SUBORDINATE COMPANION LOAN PREPAYMENTS. Voluntary
     prepayments of the Streets at Southpoint Subordinate Companion Loan are
     permitted at any time after the second anniversary of the securitization closing date. The borrower is permitted to prepay the Streets at Southpoint
     Subordinate Companion Loan if the holder of the Streets at Southpoint
     Subordinate Companion Loan rejects a potential transferee of direct or indirect ownership interests of the borrower that would otherwise be permitted under the loan documents. The holder of the Streets at Southpoint
     Subordinate Companion Loan may reject a potential transferee if (i) that transferee or its affiliate has ever been an adverse party to the holder of the Streets at Southpoint Subordinate Companion Loan in any litigation or threatened any litigation, or (ii) that transferee or its affiliate has ever defaulted on a loan or on any agreement with the holder of Streets at
     Southpoint Subordinate Companion Loan that was not cured to the satisfaction of the holder of the Streets at Southpoint Subordinate
     Companion Loan. However, if no actual or threatened litigation or default is continuing, the transferee or its affiliate cannot be rejected by the holder of the Streets at Southpoint Subordinate Companion Loan if the
     holder of Streets at Southpoint Subordinate Companion Loan has made or solicited making loans to such entity or any of its affiliates subsequent to the events described in clauses (i) and (ii).

o    PROPERTY MANAGEMENT. The Streets at Southpoint Property is currently managed by Rouse Property Management, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the Streets at Southpoint Property may be self-managed, managed by certain affiliates of the borrower, or managed by a manager for whom each rating agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series
     2005-GG4 certificates. The lender may require the borrower to replace the property manager, or to cease self-managing the property, if an event of default under the Streets at Southpoint Loan has occurred and is continuing. During the continuance of a Streets at Southpoint Cash Sweep
     Period, the fees of the property manager may not exceed market rates for comparable properties in the geographic area.

o    RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of one or more parcels or out lots that at the time of the proposed release are (1) "non-income" producing and (2) to be transferred to a third party in connection with an expansion or other development of the Streets at Southpoint Property subject to, among other things, the borrower delivering to lender (a) evidence that the release of the parcel will not materially diminish the value of the Streets at
     Southpoint Property as collateral for the Streets at Southpoint Loan, (b)
     an opinion of counsel that any REMIC trust that has acquired the Streets at
     Southpoint Loan will not fail to maintain its status as a REMIC solely as a result of the release and (c) written confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG4 certificates. In addition, if a parcel to be released was improved as of the origination date of the Streets at Southpoint Loan, the consent of the junior lender must be obtained, and certain debt service coverage ratio and loan to value tests must be satisfied, prior to the release of any such parcel.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Streets at Southpoint Property
     also secures the Streets at Southpoint Subordinate Companion Loan, which is subordinate to the Streets at Southpoint Loan, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole
     Loans". In addition, the Streets at Southpoint Loan documents permit, among other things, (a) the pledge of direct or indirect equity interests in the borrower in connection with Permitted Mezzanine Debt, (b) the pledge of indirect interests in the borrower to secure certain inter-affiliate debt,
     (c) the pledge by certain permitted equityholders of the borrower of indirect interests in the borrower in connection with the pledge of all or substantially all of the assets of such equityholder to secure debt of such equityholder, and (d) the pledge of direct or indirect equity interests in certain permitted equityholders of the borrower, or issuance by such equityholders of preferred equity, or debt granting similar rights as preferred equity. "PERMITTED MEZZANINE DEBT" means indebtedness of a direct or indirect owner of the borrower that is secured by a pledge of the direct or indirect equity interests in the borrower; provided that, among other things, (i) written rating agency confirmation that such debt would not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2005-GG4 certificates issued has been obtained and
     (ii) the Streets at Southpoint Property meets certain performance requirements specified in the Streets at Southpoint loan agreement, including: (A) the aggregate loan-to-value ratio of the Streets at
     Southpoint

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 26 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE STREETS AT SOUTHPOINT
--------------------------------------------------------------------------------

     Whole Loan and the mezzanine loan is not in excess of 75%, and (B) the aggregate debt-service-coverage-ratio of the Streets at Southpoint Whole
     Loan and the mezzanine loan for the immediately preceding twelve month period ending on the last day of a fiscal quarter is not less than 1.20x based on the actual loan constant and not less than 0.90x based on an assumed loan constant of 9%.

o    TERRORISM INSURANCE. The Streets at Southpoint Loan documents require that, during the policy year in which the loan origination occurred, the borrower will maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the Streets at Southpoint Property and 100% of the projected annual gross rental income from the Streets at Southpoint
     Property from the date of the casualty to the date that the Streets at
     Southpoint Property is repaired or replaced and operations are resumed the borrower is required to maintain such coverage for an additional 60 days after the completion of restoration. After such policy year, the borrower is required to use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain such coverage at all times while the Streets at Southpoint Loan is outstanding, provided such coverage is available at commercially reasonable rates. In the event that coverage for terrorism is not included as part of the "all-risk" and business income/rental-loss insurance policies, the borrower will be required to purchase terrorism insurance as a separate policy. See "Risk Factors--Property Insurance" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 27 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - NORTH HILLS
--------------------------------------------------------------------------------

[1 PICTURE NORTH HILLS OMITTED]                  [1 PICTURE NORTH HILLS OMITTED]

[1 PICTURE NORTH HILLS OMITTED]                  [1 PICTURE NORTH HILLS OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 28 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - NORTH HILLS
--------------------------------------------------------------------------------

                [MAP INDICATING LOCATION OF NORTH HILLS OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 29 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - NORTH HILLS
--------------------------------------------------------------------------------



----------------------------------------------------------------  -----------------------------------------------------------
                     PROPERTY INFORMATION                                      MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                           1   Originator                                           Archon
Location (City/State)                   Raleigh, North Carolina   Cut-off Date Principal Balance                 $105,000,000
Property Type                                            Retail   Cut-off Date Principal Balance PSF/Unit             $182.07
Size (sf)                                               576,691   Percentage of Initial Mortgage Pool Balance            2.6%
Percentage Mall Shop Leased as of May 10, 2005            91.1%   Number of Mortgage Loans                                  1
Year Built/Renovated                            1964, 2004-2005   Type of Security                                 Fee Simple
Appraisal Value                                    $121,000,000   Mortgage Rate                                         5.61%
Underwritten Occupancy                                    91.2%   Original Term to Maturity (Months)                      120
Underwritten Revenues                               $11,444,762   Original Amortization Term (Months)   24 IO; 360 thereafter
Underwritten Total Expenses                          $2,048,845   Cut-off Date LTV Ratio                                75.5%
Underwritten Net Operating Income (NOI)              $9,395,917   LTV Ratio at Maturity                                 69.3%
Underwritten Net Cash Flow (NCF)                     $9,050,638   Underwritten DSCR on NOI(1)                           1.49x
                                                                  Underwritten DSCR on NCF(2)                           1.44x
----------------------------------------------------------------  -----------------------------------------------------------


-----------------------------
(1)  Calculated using the As Is NOI divided by an assumed principal and interest payment based on the Cut-off Date Principal Balance net of the $13.6 million earnout. The Underwritten DSCR on NOI calculated inclusive of the
     $13.6 million earnout is 1.35x.

(2)  Calculated using the As Is NCF divided by an assumed principal and interest payment based on the Cut-off Date Principal Balance net of the $13.6 million earnout. The Underwritten DSCR on NCF calculated inclusive of the
     $13.6 million earnout is 1.31x.

o    THE LOAN. The mortgage loan (the "NORTH HILLS LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a lifestyle center located at 4217 Six Forks Road, Raleigh, North Carolina (the "NORTH
     HILLS PROPERTY"). The North Hills Loan represents approximately 2.6% of the initial mortgage pool balance. The North Hills Loan was originated on
     December 22, 2004, had an original principal balance of $105,000,000 and has a principal balance as of the cut-off date of $105,000,000, and an interest rate of 5.61%. The proceeds from the North Hills Loan were used to refinance existing debt on the North Hills Property.

     The North Hills Loan had an initial term of 120 months and has a remaining term of 115 months. The scheduled maturity date is the payment date in
     January 2015. Voluntary prepayment of the North Hills Loan is prohibited until the payment date in October 2014 and permitted thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o    THE PROPERTY. The North Hills Property is a newly redeveloped lifestyle center with two anchors and approximately 65 tenants (including a mix of retail and office) with a gross leasable area of 576,691 sf. The North
     Hills Property opened in 2004 and is the result of a complete redevelopment of a former regional mall, with the J.C. Penney store being the only original improvements, built in 1964. The new construction, representing approximately 70% of the space, took place from 2004 to 2005 along with a complete renovation of the J.C. Penney improvements. The North Hills
     Property is located in Wake County, North Carolina, within the
     Raleigh-Durham-Chapel Hill MSA, where the three-mile radius trade area has an average household income of $78,502 and a total population of 80,889.

     The North Hills Property is anchored by a 169,524 sf J.C. Penney and a
     130,130 sf Target. The Target anchor space is not part of the collateral securing the North Hills Loan.

     The following table represents certain information relating to the anchor tenants at the North Hills Property:



                                                  CREDIT RATING OF                                         OPERATING
                                                   PARENT COMPANY                      COLLATERAL       COVENANT/LEASE
        ANCHOR              PARENT COMPANY         (FITCH/MIS/S&P)         GLA          INTEREST          EXPIRATION
        ------              --------------         ---------------         ---          --------          ----------

J.C. Penney             J.C. Penney                  BB+/Ba1/BB+         169,524           Yes             4/1/2018
                           Corporation, Inc.
Target                  Target Corporation            A+/A2/A+           130,130           No              10/1/2040
                                                                      --------------
TOTAL ANCHOR TENANTS                                                     299,654


     In-line tenants include Movies at North Hills 14, Gold's Gym, Storehouse,
     Fox & Hound, Total Wine, Omega Sports, North State Bank, Wachovia Bank,
     Lenscrafters, Foot Locker, Wolf Camera, Mama Fu's, Moe's Southwest Grill
     and Starbuck's.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 30 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - NORTH HILLS
--------------------------------------------------------------------------------

     The following table presents certain information relating to the office and retail tenants at the North Hills Property:



                                 TEN LARGEST TENANTS BASED ON UNDERWRITTEN BASE RENT (1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL      ANNUALIZED
                                                                       ANNUALIZED      ANNUALIZED     UNDERWRITTEN
                               CREDIT RATING    TENANT                UNDERWRITTEN    UNDERWRITTEN     BASE RENT        LEASE
        TENANT NAME           (FITCH/MIS/S&P)     NRSF    % OF NRSF    BASE RENT       BASE RENT       (PER NRSF)     EXPIRATION
        -----------           ---------------     ----    ---------    ---------       ---------       ----------     ----------

Movies at North Hills 14         NR/NR/NR        50,010      12.3%      $900,180         11.8%            $18.00      12/1/2019
REI(2)                           NR/NR/NR        25,500       6.3%       510,000          6.7%             20.00      12/1/2015
Gold's Gym Athletic Club         NR/NR/NR        25,578       6.3%       393,732          5.1%             15.39      12/1/2014
North State Bank                 NR/NR/NR        12,000       2.9%       312,000          4.1%             26.00       3/1/2015
Kennedy Covington(3)             NR/NR/NR        20,000       4.9%       300,000          3.9%             15.00       5/1/2015
Kane Realty(4)                   NR/NR/NR        19,700       4.8%       295,500          3.9%             15.00       3/1/2010
Bovis Lend Lease(5)              NR/NR/NR        19,253       4.7%       288,795          3.8%             15.00       3/1/2010
Storehouse                       NR/NR/NR         8,920       2.2%       214,080          2.8%             24.00      12/1/2014
JK's Steakhouse(5)               NR/NR/NR         7,259       1.8%       203,244          2.7%             28.00      12/1/2014
Total Wine                       NR/NR/NR         7,600       1.9%       197,600          2.6%             26.00      12/1/2014
                                              ----------------------------------------------------------------------
TEN LARGEST OWNED TENANTS                       195,820      48.1%    $3,615,131         47.3%            $18.46
Remaining Owned Tenants                         160,205      39.3%     4,032,248         52.7%             25.17
Vacant Spaces (Owned Space)                      51,142      12.6%             0          0.0%              0.00
                                              ----------------------------------------------------------------------
TOTAL ALL OWNED TENANTS                         407,167     100.0%    $7,647,379        100.0%            $21.48
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Borrower owned in-line space only. Does not include J.C. Penney's owned space of 169,524 sf.

(2)  Tenant has executed a lease but is not yet in occupancy. Anticipated move-in date is Nov./Dec. 2005.

(3)  Tenant has signed a letter of intent, but the lease has not been executed.
     We cannot assure you that this lease will be executed or that this space will be leased. See "Risk Factors- Mortgaged Properties Leased to Multiple
     Tenants Also Have Risks" in the prospectus supplement.

(4)  Tenant is an affiliate of the sponsor.

(5)  Tenant has executed a lease and is paying rent, but is not yet in occupancy.

     The following table presents certain information relating to the lease rollover schedule at the North Hills Property:



                                             RETAIL LEASE EXPIRATION SCHEDULE (1) (2)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % OF TOTAL      ANNUALIZED
                                                                      CUMULATIVE     ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                                             EXPIRING        % OF         OF        UNDERWRITTEN   UNDERWRITTEN     BASE RENT
        YEAR ENDING DECEMBER 31,            OWNED NRSF    TOTAL NRSF  TOTAL NRSF     BASE RENT       BASE RENT      (PER NRSF)
        ------------------------            ----------    ----------  ----------     ---------       ---------      ----------

2005                                              0           0.0%         0.0%            $0            0.0%           $0.00
2006                                              0           0.0%         0.0%             0            0.0%            0.00
2007                                         18,471           4.5%         4.5%       408,364            5.3%           22.11
2008                                              0           0.0%         4.5%             0            0.0%            0.00
2009                                         44,886          11.0%        15.6%     1,224,891           16.0%           27.29
2010                                         73,432          18.0%        33.6%     1,438,564           18.8%           19.59
2011                                          1,548           0.4%        34.0%        47,400            0.6%           30.62
2012                                         10,573           2.6%        36.6%       161,149            2.1%           15.24
2013                                              0           0.0%        36.6%             0            0.0%            0.00
2014                                         98,440          24.2%        60.7%     2,304,056           30.1%           23.41
2015 & thereafter                           108,675          26.7%        87.4%     2,062,955           27.0%           18.98
Vacant                                       51,142          12.6%       100.0%             0            0.0%            0.00
                                         ----------------------------------------------------------------------------------------
TOTAL                                       407,167         100.0%       100.0%    $7,647,379          100.0%          $21.48
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Borrower owned in-line space only. Does not include J.C. Penney's owned space of 169,524 sf.

o    THE BORROWER. The borrower is NHM Owner-1, LLC, a single-purpose, single-asset entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the North Hills Loan. The borrower is indirectly owned and controlled by John M. Kane. John M. Kane is the guarantor of the non-recourse carve-outs under the North Hills Loan. John M. Kane formed
     Kane Realty Corporation in 1978 and serves

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 31 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - NORTH HILLS
--------------------------------------------------------------------------------

     as its chairman. Since that time, the company has developed or redeveloped over four million sf of retail space in a variety of malls, community retail projects and neighborhood shopping centers. He has also leased over three million sf of commercial space and participated in the brokerage/acquisition of properties exceeding $200 million.

o    ESCROWS. The loan documents provide for the monthly escrow of real estate taxes and insurance in the amount of $36,204. At origination, the borrower deposited $70,675 into the real estate taxes and insurance reserve account.
     The loan documents also provide for the monthly collection of $4,759 for deposit into a replacement reserve account (unless and until such time as
     $114,226 is on deposit in such account) for replacements and repairs needed to be made to the North Hills Property. At origination, the borrower funded
     $5,000,000 into a reserve account for tenant improvements and leasing commissions ("TI/LC"). Upon depletion of that reserve, the borrower is required to deposit $20,000 monthly to the TI/LC reserve until the balance is at least $960,000. In addition, at origination, the borrower funded a reserve of $1,000,000 for rental concessions granted to certain tenants at the North Hills Property. An additional $13,636,364 was funded into an earnout escrow account that will be applied to prepay the North Hills Loan or released to the borrower as described under "-Earnout" below.

o    LOCKBOX AND CASH MANAGEMENT. The North Hills Loan requires a hard lockbox, which is already in place. At origination, the borrower was required to establish a lender-controlled sweep account. The loan documents require the borrower to direct the tenants to pay their rents directly to the sweep account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the sweep account within one business day after receipt. On each business day that no (i) North
     Hills Cash Trap Period exists or (ii) event of default has occurred and is continuing, all funds in the sweep account will be remitted to an account specified by the borrower. A "NORTH HILLS CASH TRAP PERIOD" means the period during which the debt service coverage ratio for the prior month is less than 1.20x. As of the origination date of the North Hills Loan, the borrower has acknowledged that a North Hills Cash Trap Period exists.
     During the existence of a North Hills Cash Trap Period, funds in the cash management account will be applied to pay the monthly debt service, operating expenses and any required reserves under the loan documents and then released to the borrower. In addition, during the continuance of an event of default, all available cash after the payment of the debt service, operating expenses and any required reserves will be held as additional collateral for the North Hills Loan.

o    EARNOUT. The borrower under the North Hills Loan, at any time after April
     1, 2005 and prior to January 1, 2007, may request (up to 3 times) the release of amounts from the earnout escrow. Subject to the conditions set forth in the loan agreement, including without limitation, that no event of default has occurred under the North Hills Loan, an amount will be released from the earnout escrow such that, after the release, the loan to value ratio does not exceed 80% and the stressed debt service coverage ratio
     (calculated using a loan constant of 9.50%) is at least 0.90x and the actual debt service coverage ratio is at least 1.20x. All amounts remaining in the earnout release after January 1, 2007 will be applied to prepay the
     North Hills Loan as a principal prepayment and payment of an amount equal to the greater of 1% of the amount prepaid or a yield maintenance charge.

o    PROPERTY MANAGEMENT. The North Hills Property is managed by Kane Realty
     Corporation. Pursuant to the Management, Leasing and Development Agreement
     with respect to the North Hills Property (the "NORTH HILLS MANAGEMENT
     AGREEMENT"), Kane Realty Corporation receives (i) a management fee every month in an amount equal to 4% of the North Hills Property's gross receipts, payable in arrears, (ii) leasing commissions for each retail or office space leased in the North Hills Property, (iii) construction management and development fees (for projects in excess of $2 million), and
     (iv) other administrative fees and miscellaneous fees. The term of the
     North Hills Management Agreement is automatically renewable for one year and is subject to termination by either party with or without cause. The borrower may not terminate, cancel, modify, renew or extend the existing management agreement or enter into any other agreement relating to the management of the North Hills Property without the express consent of the lender.

o    RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of a condominium unit utilized as a Wachovia Bank on
     January 1, 2007 upon satisfaction of certain conditions, including that (i)
     the debt service

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 32 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - NORTH HILLS
--------------------------------------------------------------------------------

     coverage ratio of 0.90x is maintained (excluding the released unit for purposes of calculation), (ii) no event of default exists under the loan documents and (iii) an opinion of counsel is delivered that any REMIC trust that has acquired the North Hills Loan will not fail to maintain its status as a REMIC solely as a result of the release.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain the "all-risk" insurance in an amount equal to 100% of the full replacement cost of the North Hills Property with a deductible that does not exceed
     $50,000. See "Risk Factors--Property Insurance" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 33 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CENTURY CENTRE OFFICE
--------------------------------------------------------------------------------

                  [1 PICTURE OF CENTURY CENTRE OFFICE OMITTED]

                  [1 PICTURE OF CENTURY CENTRE OFFICE OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 34 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CENTURY CENTRE OFFICE
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF CENTURY CENTRE OFFICE OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 35 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CENTURY CENTRE OFFICE
--------------------------------------------------------------------------------



-------------------------------------------------------------------    ----------------------------------------------------------
                      PROPERTY INFORMATION                                              MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                              1     Originator                                           GCFP
Location (City/State)                           Irvine, California     Cut-off Date Principal Balance               $100,000,000
Property Type                                               Office     Cut-off Date Principal Balance PSF/Unit           $223.37
Size (sf)                                                  447,692     Percentage of Initial Mortgage Pool Balance          2.5%
Percentage Leased as of March 1, 2005                        94.5%     Number of Mortgage Loans                                1
Year Built                                                    1986     Type of Security                               Fee Simple
Appraisal Value                                       $136,000,000     Mortgage Rate                                       5.95%
Underwritten Occupancy                                       95.0%     Original Term to Maturity (Months)                    120
Underwritten Revenues (1)                $11,535,686 / $13,288,575     Original Amortization Term (Months) 24 IO; 360 thereafter
Underwritten Total Expenses (1)            $4,363,456 / $4,533,510     Cut-off Date LTV Ratio                              73.5%
Underwritten Net Operating Income (NOI)(1) $7,172,230 / $8,755,065     LTV Ratio at Maturity                               65.1%
Underwritten Net Cash Flow (NCF)(1)        $6,612,681 / $8,195,516     Underwritten DSCR on NOI (1)                1.25x / 1.22x
                                                                       Underwritten DSCR on NCF (2)                1.15x / 1.15x
-------------------------------------------------------------------    ----------------------------------------------------------


-----------------------------
(1)  Reflects in-place ("IP") and stabilized ("UW") numbers used for underwriting. UW assumes gross rental rates for the property at a "market"
     rate of $29.28 per square foot.

(2)  IP DSCR is calculated based on the interest-only debt service, net of the
     $5 million letter of credit held by lender. UW DSCR is based on the amortizing period debt service assuming the fully-funded loan.

o    THE LOAN. The mortgage loan (the "CENTURY CENTRE LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the class-A office building located at 2601 & 2603 Main Street, Irvine, California (the
     "CENTURY CENTRE PROPERTY"). The Century Centre Loan represents approximately 2.5% of the initial mortgage pool balance. The Century Centre
     Loan was originated on January 18, 2005, has an original principal balance and a principal as of the cut-off date of $100,000,000, and an interest rate of 5.95% per annum. The DSCR and LTV on the Century Centre Loan are
     1.15x and 73.5%, respectively. The proceeds of the Century Centre Loan were used to acquire the Century Centre Property.

     The Century Centre Loan has an initial term of 120 months and a remaining term of 116 months. The loan is interest only for the first 24 months of the term and amortizes thereafter based on a 360-month schedule, with required monthly payments of $596,339.72 beginning March 6, 2007. The scheduled maturity date is February 6, 2015. Voluntary prepayment of the
     Century Centre Loan is prohibited prior to the payment date of December 6,
     2014 and permitted on such payment date and thereafter without penalty.
     Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of
     America is permitted from July 6, 2007.

o    THE PROPERTY. The Century Centre Property is a 447,692 square foot 13-story office complex consisting of twin office towers located at 2601-2603 Main
     Street in Irvine, California. The first tower was constructed in 1986 and the second in 1988. On-site amenities include a street level cafe and landscaping with water features. Each building has four passenger elevators and a single passenger/freight elevator that serves all floors. Parking for the Century Centre Property is provided by an adjacent six-level parking structure containing 1,485 spaces.

     The largest tenant at the Century Centre Property is Ameriquest Mortgage
     Company ("AMERIQUEST"), occupying 131,554 square feet. Ameriquest occupies
     29.4% of the property with 118,979 square feet expiring in June, 2009 and
     12,575 square feet expiring in September, 2010. The second largest tenant is Federal Express, occupying 43,358 square feet. Federal Express occupies
     9.7% of the Century Centre Property with its lease expiring in July, 2010.
     The third largest tenant is Palmieri Tyler Wiener Wilhelm Waldron, occupying 34,408 square feet. Palmieri Tyler Weiner Wilhelm Waldron occupies 7.7% of the Century Centre Property with its lease expiring in
     August, 2007. The borrower sponsor, Olen Properties Corp, has master leased
     8,300 square feet at the Century Centre Property at an annual rental rate of $229,080 ($27.60 per square foot). The master lease commenced January,
     2005 and has an expiration date of January, 2010. Property cash flows were underwritten including rental revenue from the master lease.

     As of March 1, 2005, the Century Centre Property is 94.5% leased to 33 tenants (inclusive of the master lease from the sponsor for an additional
     1.9% of the NRA). The property is 92.6% occupied.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 36 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CENTURY CENTRE OFFICE
--------------------------------------------------------------------------------

     The following table presents certain information relating to some of the largest tenants at the Century Centre Property:



                               LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
------------------------------------------------------------------------------------------------------------------------------

                          CREDIT                                         % OF TOTAL    ANNUALIZED
                          RATING                           ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                       (FITCH/MIS/      TENANT     % OF   UNDERWRITTEN  UNDERWRITTEN   BASE RENT
     TENANT NAME         S&P)(1)         NRSF      NRSF     BASE RENT     BASE RENT    (PER NRSF)       LEASE EXPIRATION
     -----------         -------         ----      ----     ---------     ---------    ----------       ----------------

Ameriquest               NR/NR/NR      131,554     29.4%   $2,871,784       27.8%        $21.83   6/30/2009 & 9/30/2010 (2)(3)
Federal Express        NR/Baa2/BBB      43,358      9.7%    1,040,592       10.1%         24.00           7/31/2010(4)
Palmieri Tyler
   Weiner Wilhelm
   Waldron               NR/NR/NR       34,408      7.7%      990,950        9.6%         28.80           8/31/2007
Murtaugh Miller
   Meyer Nelson LLP      NR/NR/NR       25,848      5.8%      642,069        6.2%         24.84           1/31/2013
                                       -------    -----   -----------      -----         ------
TOTAL LARGEST TENANTS                  235,168     52.5%   $5,545,396       53.6%        $23.58
Remaining Tenants                      188,077     42.0%    4,793,204       46.4%         25.49
Vacant Space                            24,447      5.5%            0        0.0%          0.00
                                       -------    -----   -----------      -----         ------
TOTAL ALL TENANTS                      447,692    100.0%  $10,338,600      100.0%        $23.09
------------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  118,979 square feet expire in 2009 and 12,575 square feet expire in 2010.

(3)  Ameriquest may terminate up to 92,704 square feet as of June 30, 2007, upon
     270 days notice. Ameriquest has two five-year renewal options upon 9-12 months notice, and, should Ameriquest exercise these extension options, the tenant will continue to have the partial termination option, effective as of October 31, 2012 and October 31, 2017. If the termination option is exercised, Ameriquest must pay the unamortized tenant improvements, leasing commissions and unamortized amount of all free rent for reduction space.
     All of the tenant improvements, leasing commissions and unamortized free rent must be amortized at 9% per year.

(4)  Federal Express has one remaining termination option. On or before January
     1, 2006, Federal Express can elect to terminate two of their suites, or
     5,596 square feet (1.25% of the property NRA). Should Federal Express decide to exercise this option, the tenant would have 37,762 square feet leased through July 31, 2010 remaining.

     The following table presents certain information relating to the lease rollover schedule at the Century Centre Property:



                                            LEASE EXPIRATION SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------------
                                                                                          % OF TOTAL     ANNUALIZED
                                                                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                                % OF        CUMULATIVE    UNDERWRITTEN   UNDERWRITTEN    BASE RENT
 YEAR ENDING DECEMBER 31,    EXPIRING NRSF   TOTAL NRSF    OF TOTAL NRSF    BASE RENT      BASE RENT     (PER NRSF)
 ------------------------    -------------   ----------    -------------    ---------      ---------     ----------

2005                             42,494          9.5%           9.5%       $1,139,595        11.0%         $26.82
2006                             41,587          9.3%          18.8%        1,028,679         9.9%          24.74
2007                             55,281         12.3%          31.1%        1,566,967        15.2%          28.35
2008                             18,286          4.1%          35.2%          464,006         4.5%          25.37
2009                            171,560         38.3%          73.5%        3,847,240        37.2%          22.43
2010                             68,189         15.2%          88.8%        1,650,043        16.0%          24.20
2011                                  0          0.0%          88.8%                0         0.0%           0.00
2012                                  0          0.0%          88.8%                0         0.0%           0.00
2013                             25,848          5.8%          94.5%          642,069         6.2%          24.84
2014                                  0          0.0%          94.5%                0         0.0%           0.00
2015                                  0          0.0%          94.5%                0         0.0%           0.00
Vacant                           24,447          5.5%         100.0%                0         0.0%           0.00
                                -------        -----          ------      -----------       -----          ------
TOTAL                           447,692        100.0%                     $10,338,600       100.0%         $23.09
---------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is Century Centre, LLC, a special-purpose, bankruptcy remote entity. The managing member of the borrower is a special purpose, bankruptcy remote entity with an independent director that is owned by Igor and Andrei Olenicoff. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the
     Century Centre Loan. The borrower is controlled by Olen Properties Corp.
     ("OLEN") and Igor and Andrei Olenicoff. The borrower is 99% owned by Olen.
     Olen guaranteed the non-recourse carveouts of the Century

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 37 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CENTURY CENTRE OFFICE
--------------------------------------------------------------------------------

     Centre Loan. In connection with the guaranty, Olen is required to maintain
     $200 million in net worth and $50 million in liquidity. Olen was founded in
     1973 by Igor Olenicoff with a strategy to acquire and hold real estate in portfolio for long term appreciation. In total, Olen's holdings include 102 properties comprising in excess of 15 million square feet and the company reports assets of $884 million, including real estate assets of $544 million and liquid assets of $262 million. Olen has master leased 8,300 square feet at the Century Centre Property expiring in January 2010. For additional information related to Olen, see "Risk Factors--Litigation and
     Other Matters Affecting the Mortgaged Properties or Borrowers" in the
     prospectus supplement.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance premiums. The loan documents require the borrower to make monthly payments of $7,462 for capital expenses and $37,308 per month for tenant improvements and leasing commissions. At closing, the borrower deposited $14,923 for approved capital expenses and $862,179 for then outstanding tenant improvements and leasing commissions.

o    LOCKBOX AND CASH MANAGEMENT. The loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled hard lockbox. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt and that funds deposited in the lender-controlled account be swept on a daily basis into the borrower's operating account unless (i) an event of default is continuing, (ii) the debt service coverage ratio is less than 1.05x (a
     "DSCR CASH MANAGEMENT PERIOD"), (iii) the Ameriquest lease is 12 months away from expiration, (iv) the Ameriquest lease is surrendered, cancelled or terminated, (v) there is a default by Ameriquest under its lease, or
     (vi) Ameriquest is the subject of a bankruptcy or other insolvency proceeding. Upon any of (i) - (vi), all amounts in the lender-controlled account will be swept into an another account controlled by lender and applied to pay debt service, operating expenses and any required reserves under the loan documents. At any time during the continuance of an event of default, lender may apply any sums then held pursuant to the cash management agreement to the payment of the debt. Additionally, if a DSCR
     Cash Management Period is continuing for two consecutive calendar quarters, lender may use the additional cash collateral to purchase defeasance eligible collateral and apply the proceeds of such collateral to pay a portion of the monthly payments due under the Century Centre Loan each month.

o    PROPERTY MANAGEMENT. Realty Services Corp., a Nevada corporation, an affiliate of the borrower, is the property manager for the Century Centre
     Property. The lender may replace the property manager if (i) an event of default occurs and not cured, (ii) as of any calendar quarter, the borrower fails to maintain a debt service coverage ratio of at least 1.05x, (iii)
     the property manager is in default under the property management agreement, or (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager. The borrower may not enter into any agreement relating to the management of the Century Centre Property without the express consent of lender and the rating agencies. The management fee is equal to 1.25% of all rent and other income collected from tenants.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The Century Centre Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal
     100% of the full replacement cost of the Century Centre Property. There is no cap on the premium for terrorism insurance. See "Risk Factors--Property
     Insurance" in the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 38 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - LANTANA CAMPUS
--------------------------------------------------------------------------------

[1 PICTURE OF LANTANA CAMPUS OMITTED]      [1 PICTURE OF LANTANA CAMPUS OMITTED]

[1 PICTURE OF LANTANA CAMPUS OMITTED]      [1 PICTURE OF LANTANA CAMPUS OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 39 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - LANTANA CAMPUS
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF LANTANA CAMPUS OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 40 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - LANTANA CAMPUS
--------------------------------------------------------------------------------



-------------------------------------------------------------      ---------------------------------------------------------
                  PROPERTY INFORMATION                                             MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                         1      Originator                                           GCFP
Location (City/State)                Santa Monica, California      Cut-off Date Principal Balance                $98,000,000
Property Type                                          Office      Cut-off Date Principal Balance PSF/Unit           $295.20
Size (sf)                                             331,974      Percentage of Initial Mortgage Pool Balance          2.4%
Percentage Leased as of March 31, 2005                  91.9%      Number of Mortgage Loans                                1
Year Built / Renovated                            1959 / 2000      Type of Security                               Fee Simple
Appraisal Value                                  $139,000,000      Mortgage Rate                                      4.935%
Underwritten Occupancy                                  91.9%      Original Term to Maturity (Months)                     60
Underwritten Revenues                             $14,360,461      Original Amortization Term (Months)         Interest Only
Underwritten Total Expenses                        $4,454,009      Cut-off Date LTV Ratio(1)                           70.5%
Underwritten Net Operating Income (NOI)            $9,906,452      LTV Ratio at Maturity(1`)                           70.5%
Underwritten Net Cash Flow (NCF)                   $9,301,114      Underwritten DSCR on NOI                            2.02x
                                                                   Underwritten DSCR on NCF                            1.90x
-------------------------------------------------------------      ---------------------------------------------------------


-----------------------------
(1)  The loan documents allow for the free release of two parcels which have been appraised for $10.6 million. After the release of the parcels, the resulting LTV will be 76.3%.

o    THE LOAN. The mortgage loan (the "LANTANA CAMPUS LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the Lantana
     Entertainment Media Campus located in Santa Monica, California (the
     "LANTANA CAMPUS PROPERTY"). The Lantana Campus Loan represents approximately 2.4% of the initial mortgage pool balance. The Lantana Campus
     Loan was originated on December 16, 2004, had an original principal balance of $98,000,000 and a principal balance as of the cut-off date of
     $98,000,000, and an interest rate of 4.935% per annum. The DSCR and LTV on the Lantana Campus Loan are 1.90x and 70.5%, respectively. The proceeds of the Lantana Campus Loan were used to acquire the Lantana Campus Property.

     The Lantana Campus Loan has an initial term of 60 months and a remaining term of 55 months. The Lantana Campus Loan requires payments of interest only for the entire term. The scheduled maturity date is January 6, 2010.
     Voluntary prepayment of the Lantana Campus Loan is prohibited prior to the payment date of October 6, 2009 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from July 6, 2007.

o    THE PROPERTY. The Lantana Campus Property is a 331,974 square foot office campus located at 3000 West Olympic Boulevard, 2900 West Olympic Boulevard,
     3003 Exposition Boulevard, in Santa Monica, California. Constructed in
     1959-2000, the Lantana Campus Property has three separate office buildings and surface parking for approximately 1,392 vehicles.

     The largest tenant at the Lantana Campus Property is IMAX Corporation
     ("IMAX"), a publicly traded company on Nasdaq. IMAX occupies 20% of the
     Lantana Campus Property and 100% of the Lantana North Building. The IMAX
     lease expires in February, 2013. The second largest tenant at the Lantana
     Campus Property is JR Motion Pictures ("REVOLUTION Studios"). Revolution
     Studios occupies 18% of the Lantana Campus Property and 100% of the Lantana
     West Building. 90,812 square feet of the Lantana Campus Property is master leased by Lantana North Borrower (as defined herein) to Maguire Properties,
     L.P. ("MPLP"), a Maryland limited partnership and the operating partner of
     Maguire Properties, Inc, ("MPI") for a period of five years at a rental rate of $2,905,984 per year ($32.00 per square foot). MPLP in turn subleases the space to entertainment tenants for post-production and editing operations on a short term basis. The master lease was executed to help mitigate the short term leasing nature of the space over the term of the Lantana Campus Loan. The average occupancy for this space over the last four years has been 85% and the space has generated approximately $38.00 per square foot gross of annual income, approximately 19% higher than the rent due under the master lease with MPLP.

     As of March 31, 2005, the Lantana Campus Property was 91.9% leased.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 41 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - LANTANA CAMPUS
--------------------------------------------------------------------------------

     The following table presents certain information relating to some of the largest tenants at the Lantana Campus Property:



                               LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
------------------------------------------------------------------------------------------------------------------------
                            CREDIT                                        % OF TOTAL     ANNUALIZED
                            RATING                        ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                         (FITCH/MIS/    TENANT     % OF  UNDERWRITTEN    UNDERWRITTEN    BASE RENT
     TENANT NAME           S&P)(1)       NRSF      NRSF    BASE RENT       BASE RENT     (PER NRSF)   LEASE EXPIRATION
     -----------         ------------   ------     ----- ------------    ------------   ------------- ----------------

JR Motion Pictures         NR/NR/NR     61,187     18.4%   $3,049,560         28.0%        $49.84        10/31/2007
Maguire Properties, L.P.   NR/Ba2/BB    90,812     27.4%    2,905,984         26.7%        $32.00        12/15/2009
IMAX Corporation           NR/B3/B-     65,998     19.9%    1,794,193         16.5%        $27.19         2/18/2013
Todd AO                  BB+/Baa3/BB+   34,639     10.4%    1,391,877         12.8%        $40.18        12/31/2010
                                       -------     ----- ------------    ------------   ----------
TOTAL LARGEST TENANTS                  252,636     76.1%   $9,141,614         83.9%        $36.18
Remaining Tenants                       52,541     15.8%    1,755,260         16.1%         33.41
Vacant Space                            26,797      8.1%           $0          0.0%        $00.00
                                       -------     ----- ------------    ------------   ----------
TOTAL ALL TENANTS                      331,974    100.0%  $10,896,874        100.0%        $32.82
------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     The following table presents certain information relating to the lease rollover schedule at Lantana Campus Property:



                                         LEASE EXPIRATION SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------------
                                                                                          % OF TOTAL     ANNUALIZED
                                                                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                                % OF        CUMULATIVE    UNDERWRITTEN   UNDERWRITTEN    BASE RENT
 YEAR ENDING DECEMBER 31,    EXPIRING NRSF   TOTAL NRSF    OF TOTAL NRSF    BASE RENT      BASE RENT     (PER NRSF)
-------------------------    -------------   ----------    -------------  ------------   ------------   -------------

2005                             12,075          3.6%           3.6%         $488,037         4.5%         $40.42
2006                              8,617          2.6%           6.2%          173,625         1.6%          20.15
2007                             70,114         21.1%          27.4%        3,350,442        30.7%          47.79
2008                             13,650          4.1%          31.5%          518,052         4.8%          37.95
2009                             90,812         27.4%          58.8%        2,905,984        26.7%          32.00
2010                             34,639         10.4%          69.3%        1,391,877        12.8%          40.18
2011                                  0          0.0%          69.3%                0         0.0%           0.00
2012                              3,445          1.0%          70.3%          103,350         0.9%          30.00
2013                             65,998         19.9%          90.2%        1,794,193        16.5%          27.19
2014                              5,827          1.8%          91.9%          171,314         1.6%          29.40
2015                                  0          0.0%          91.9%                0         0.0%           0.00
Vacant                           26,797          8.1%         100.0%                0         0.0%           0.00
                              -------------   ----------    -------------  ------------   ------------   -------------
TOTAL                           331,974        100.0%                     $10,896,874       100.0%         $32.82
-----------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrowers are Maguire Properties-Lantana North, LLC
     ("LANTANA NORTH BORROWER") and Maguire Properties-Lantana South, LLC,
     ("LANTANA SOUTH BORROWER") two special purpose, bankruptcy remote entities each with independent directors. Both borrowers are jointly and severally liable for the Lantana Campus Loan. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Lantana Campus Loan. The sponsor of the borrowers is MPI, a publicly traded REIT, with a market capitalization of $1.09 billion as of May 13,
     2005. Robert F. Maguire III, the largest shareholder, chairman of the board and Co-Chief Executive Officer of MPI, is an experienced real estate investor. MPI now owns a portfolio totaling approximately 24.9 million square feet comprised of 23 office properties (58 buildings) with approximately 14.8 million square feet of NRA, one 350-room hotel and parking structure of approximately 9.8 million square feet. MPI also owns undeveloped land that can support up to 5.0 million square feet of office, retail and residential uses. In 1965, Robert F. Maguire III founded MPI's predecessor, Maguire Partners, to own, manage, develop and acquire office properties in the Southern California market. Over its 38-year history,
     Maguire Partners established a successful record of developing visible class-A buildings. MPI is one of the largest commercial real estate developers and owners headquartered on the West Coast and one of the nation's largest developers

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 42 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - LANTANA CAMPUS
--------------------------------------------------------------------------------

     of class-A quality office and mixed use properties. The company specializes in large, architecturally significant projects, and has developed a number of significant projects in Los Angeles County, including Wells Fargo Tower,
     US Bank Tower, Gas Company Tower, and KPMG Tower. MPLP guaranteed the non-recourse carveouts of the Lantana Campus Loan. The borrowers under the
     Lantana Campus Loan are affiliated with the borrowers under the mortgage loans identified on Annex C-1 to the prospectus supplement as Wells Fargo
     Center, 700 N. Central Avenue and 801 N. Brand Avenue. See "Risk
     Factors--Risks Relating to Loan Concentrations" in the prospectus supplement.

o    RELEASE OF COLLATERAL. Under the loan documents, the borrower is permitted the free release of two parcels (the "RELEASE PARCELS") along portions of the Lantana South Property and Lantana North Property in connection with a future office development project. The Release Parcels were encumbered by the lien of the Mortgage solely because these parcels had not yet been legally subdivided and were not separate tax lots when the Lantana Campus
     Loan was originated. The release of the Release Parcels is subject to the satisfaction of certain conditions, including (i) no event of default exists; (ii) the borrower provides either an endorsement to the title insurance policy, an opinion of counsel or an architect's certificate indicating that each legal lot of the Release Parcels has been legally subdivided and conforms to zoning; and (iii) the borrower submits the form of reciprocal easement agreement between the borrowers and the transferee of the Release Parcels in form and substance satisfactory to lender in its reasonable discretion. The Release Parcels were attributed zero income in connection with the underwriting of the Lantana Campus Loan and have been appraised for $10.6 million. After release of the Release Parcels, the LTV of the Lantana Campus Loan will be 76.3%.

o    ESCROWS. The loan documents provide for certain escrows for real estate taxes and insurance. At closing, the borrower deposited $305,875 into a deferred maintenance reserve for the payment of short term or immediate required repairs at the Lantana Campus Property.

o    LOCKBOX AND CASH MANAGEMENT. The loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled hard lockbox. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt and that funds deposited in the lender-controlled account be swept on a daily basis into the borrower's operating account unless an event of default is continuing or the debt service coverage ratio is less than 1.10x (a "DSCR
     CASH MANAGEMENT PERIOD"). If an event of default is continuing or during a
     DSCR Cash Management Period, amounts in the lender-controlled account will be swept into another account controlled by lender and applied to pay debt service, operating expenses and any required reserves under the loan documents. At any time during the continuance of an event of default, lender may apply any sums then held pursuant to the cash management agreement to the payment of the debt. Additionally, if a DSCR Cash
     Management Period is continuing for two consecutive calendar quarters, lender may use the additional cash collateral to purchase defeasance eligible collateral and apply the proceeds of such collateral to pay a portion of the monthly payments due under the Lantana Campus Loan each month.

o    PROPERTY MANAGEMENT. MPLP, an affiliate of the borrower, is the property manager for the Lantana Campus Property. The lender may replace the property manager if (i) an event of default occurs and is not cured, (iii)
     a bankruptcy of MPLP occurs, (iii) the maturity date has occurred and the loan is not repaid or (iv) the property manager defaults under the property management agreement. Thereafter, the borrower may not enter into any agreement relating to the management of the Lantana Campus Property without the express written consent of lender and the rating agencies. The management fee is equal to 3.0% of all rent and other income collected from tenants at the Lantana Campus Property. Leasing commissions are payable separately based on a fixed schedule. MPLP contracts out certain services to an affiliated subcontractor pursuant to a services subcontract that is terminable by either party on 30 days' notice.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The loan documents permit MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, to pledge their indirect ownership interests in the borrower (but not the foreclosure thereon) to any permitted institutional transferee

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 43 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - LANTANA CAMPUS
--------------------------------------------------------------------------------

     providing a corporate line of credit or other financing to MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, provided that the indirect interests in the borrower that are pledged as collateral comprise no more than 33% of the total value of the collateral for such line of credit or other financing, and provided that (i) no default has occurred and remains uncured and (ii) lender has received payment of, or reimbursement for, all costs and expenses incurred by lender in connection with such pledges (including, but not limited to, reasonable attorneys'
     fees and costs and expenses of the rating agencies).

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance. The Lantana Campus Property has terrorism coverage as part of its sponsor's blanket "all-risk" property coverage. The loan documents provide that if "certified acts of terrorism," as identified by the United States Government, are excluded from borrower's comprehensive
     "all-risk" insurance policy or business income coverage, the borrower is required to obtain an endorsement to such policies, or separate policies, insuring against all such "certified acts of terrorism" ("TERRORISM ACTS"), at the borrower's option, either (A) in an amount not less than
     $300,000,000 on an aggregate basis covering the Lantana Campus Property and all other properties owned by MPLP or its affiliates as of the closing date of the Lantana Campus Loan and providing for a deductible not exceeding
     $1,000,000.00 or (B) in a total amount not less than $350,000,000 on an aggregate basis covering the Lantana Campus Property and all other properties owned by MPLP or its affiliates as of the closing date of the
     Lantana Campus Loan and providing for a deductible of not in excess of 5%
     of the full replacement value of the Lantana Campus Property; in either case, provided that the endorsement or policy is (x) in form and substance reasonably satisfactory to lender; and (y) non-cancelable (to the extent such non-cancelable insurance is available in the marketplace) (insurance meeting such requirements being referred to herein as "Full Coverage");
     provided that the borrowers will not be required to spend in excess of
     $3,000,000.00 per annum for such coverage and, in the event that Full
     Coverage is not available at a cost of $3,000,000 per annum, then the borrowers will be required to purchase insurance covering Terrorism Acts in an amount equal to the principal balance of the Lantana Campus Loan, but will not be required to maintain the full amount of such coverage, provided further that in the event that $3,000,000 is not sufficient to purchase coverage in an amount equal to the principal balance of the Lantana Campus
     Loan, then the borrowers will be required to obtain the greatest amount of coverage obtainable at a cost of $3,000,000 per annum. See "Risk
     Factors--Property Insurance" and "--Risks Associated with Blanket Insurance
     Policies" in the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 44 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HYATT REGENCY DALLAS
--------------------------------------------------------------------------------

                   [1 PICTURE OF HYATT REGENCY DALLAS OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 45 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HYATT REGENCY DALLAS
--------------------------------------------------------------------------------

            [MAP INDICATING LOCATION OF HYATT REGENCY DALLAS OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 46 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HYATT REGENCY DALLAS
--------------------------------------------------------------------------------



--------------------------------------------------------------------    -------------------------------------------------------
                       PROPERTY INFORMATION                                          MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                               1     Originator                                       Archon
Location (City/State)                                 Dallas, Texas     Cut-off Date Principal Balance              $90,000,000
Property Type                                           Hospitality     Cut-off Date Principal Balance PSF/Unit      $80,213.90
Size (rooms)                                                  1,122     Percentage of Initial Mortgage Pool Balance        2.2%
Percentage Occupancy Trailing 12 as of February 28, 2005      61.1%     Number of Mortgage Loans                              1
Year Built / Renovated                            1978, 2000 / 2004     Type of Security                             Fee Simple
Appraisal Value                                        $170,000,000     Mortgage Rate                                     5.59%
Underwritten Occupancy                                        62.5%     Original Term to Maturity (Months)                  120
Underwritten Revenues                                   $60,648,092     Original Amortization Term (Months)       Interest Only
Underwritten Total Expenses                             $43,701,366     Cut-off Date LTV Ratio                            52.9%
Underwritten Net Operating Income (NOI)                 $16,946,726     LTV Ratio at Maturity                             52.9%
Underwritten Net Cash Flow (NCF)                        $13,914,321     Underwritten DSCR on NOI                          3.32x
                                                                        Underwritten DSCR on NCF                          2.73x
--------------------------------------------------------------------    -------------------------------------------------------


o    THE LOAN. The mortgage loan (the "HYATT REGENCY DALLAS LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a full-service, luxury hotel located at 300 Reunion Boulevard in Dallas,
     Texas (the "HYATT REGENCY DALLAS PROPERTY"). The Hyatt Regency Dallas Loan
     represents approximately 2.2% of the initial mortgage pool balance. The
     Hyatt Regency Dallas Loan was originated on December 30, 2004, had an original principal balance and has a principal balance as of the cut-off date of $90,000,000, and an interest rate of 5.59%. The Hyatt Regency
     Dallas Loan was used to refinance existing debt on the Hyatt Regency Dallas
     Property.

     The Hyatt Regency Dallas Loan is a senior interest of a whole mortgage loan
     (the "HYATT REGENCY DALLAS WHOLE LOAN") with an original principal balance of $110,000,000. The junior companion loan to the Hyatt Regency Dallas Loan is evidenced by a junior note (the "HYATT REGENCY DALLAS SUBORDINATE
     COMPANION LOAN"), with an original principal balance of $20,000,000 and an interest rate of 5.59%, which loan is subordinate to the Hyatt Regency
     Dallas Loan. The Hyatt Regency Dallas Subordinate Companion Loan is not an
     asset of the trust. Prior to an event of default, payments of interest by the borrower are applied to the Hyatt Regency Dallas Loan and the Hyatt
     Regency Dallas Subordinate Companion Loan pro-rata based on amounts due under the respective notes. The Hyatt Regency Dallas Whole Loan requires payments of interest-only for the first 24 months and then amortizes based on a 300-month amortization schedule. All payments of scheduled principal will be applied to the Hyatt Regency Dallas Subordinate Companion Loan
     prior to an event of default.

     The loans comprising the Hyatt Regency Dallas Whole Loan are governed by an intercreditor agreement, as described in the prospectus supplement under
     "Description of the Mortgage Pool--The Whole Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The DSCR and
     LTV on the Hyatt Regency Dallas Loan are 2.73x and 52.9%, respectively, while the DSCR and LTV on the Hyatt Regency Dallas Whole Loan are 2.23x and
     64.7%, respectively.

     The Hyatt Regency Dallas Loan had an initial term of 120 months and has a remaining term of 115 months. The scheduled maturity date is the payment date in January 2015. Voluntary prepayment of the Hyatt Regency Dallas Loan is prohibited until the payment date in July 2007, then permitted subject to a yield maintenance charge until the payment date in October 2014. On or after the payment date in October 2014, prepayment is permitted on the
     Hyatt Regency Dallas Loan without penalty.

o    THE PROPERTY. The Hyatt Regency Dallas Property is a full-service,
     1,122-room luxury hotel located at the south end of the Dallas central business district, immediately adjacent to the Dallas Convention Center.
     The Hyatt Regency Dallas Property was originally completed and opened in
     1978, followed by an expansion in 2000 and further renovations in 2004. The
     Hyatt Regency Dallas Property's amenities include the adjacent 55-story
     Reunion Tower (including a revolving restaurant and observation deck), resort pool, full-service fitness facility, and 160,000 square feet of meeting space including three ballrooms, two exhibit halls and 56 meeting rooms. The Hyatt Regency Dallas Property also serves as a convention hotel given its proximity to the Dallas Convention Center.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 47 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HYATT REGENCY DALLAS
--------------------------------------------------------------------------------

     The following table presents certain historical operating performance relating to the Hyatt Regency Dallas Loan:

                                OCCUPANCY AND ADR TREND

                        AVERAGE
       YEAR          DAILY RATE(1)         OCCUPANCY        REVPAR(1)
       ----          -------------         ---------        ---------
       1997             $115                 68.57%            $80
       1998              122                 70.77%             88
       1999              124                 66.21%             83
       2000              128                 67.48%             87
       2001              128                 58.76%             76
       2002              132                 63.64%             84
       2003              135                 57.83%             78
       2004              124                 62.50%             78

       ---------------------------
       (1)   Average Daily Rate and RevPAR rounded to nearest whole dollar.

o    THE BORROWER. The borrower is Reunion Hotel, L.P., a single-asset, special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hyatt
     Regency Dallas Loan. Hunt Realty Corporation is the guarantor of the non-recourse carve-outs of the Hyatt Regency Dallas Loan. Hunt Realty
     Corporation was established in 1991 and serves as the centralized real estate investment management resource for the Hunt enterprise. Hunt Realty
     Corporation's investments are comprised of hotel and resort properties, luxury multifamily communities, student housing, suburban office building and industrial facilities, which includes Hyatt Regency DFW, DFW Freeport,
     Fossil Creek and Sharyland Plantation.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance during a Hyatt Regency Dallas Cash Trap Period. A
     "HYATT REGENCY DALLAS CASH TRAP PERIOD" means the period beginning on the last day of the fiscal quarter in which the debt service coverage ratio for the previous 12 months is less than 1.20x and ending on the last day of the next two consecutive fiscal quarters when the debt service coverage ratio is at least 1.20x (based on actual net cash flow and an assumed constant of
     7.43%) on the Hyatt Regency Dallas Whole Loan. During the continuance of a
     Hyatt Regency Dallas Cash Trap Period, the borrower is also required to deposit excess cash flow from the Hyatt Regency Dallas Property into an escrow account to be held as additional collateral for the Hyatt Regency
     Dallas Loan. In addition, the loan documents provide for the funding of an
     FF&E Escrow Fund in the monthly amount of 5% of the actual monthly gross operating revenues.

o    LOCKBOX AND CASH MANAGEMENT. The Hyatt Regency Dallas Loan requires a springing lockbox. After the existence of a Hyatt Regency Dallas Cash Trap
     Period or event of default, the loan documents require the borrower to deposit or cause to be deposited in a lender-controlled account all revenue received within one business day of receipt. Upon the termination of a
     Hyatt Regency Dallas Cash Trap Period and the cure of any event of default, the lender will direct the release of any funds in the lockbox account to the borrower.

o    PROPERTY MANAGEMENT. Hyatt Corporation manages the Hyatt Regency Dallas
     Property as a Hyatt Regency. The management agreement has an initial term of forty-three years (ending on December 31, 2029), subject to certain termination rights (i) as a result of certain events of default under the management agreement, (ii) in connection with the sale by the borrower of the Hyatt Regency Dallas Property to a third party and (iii) a change in control of the Hyatt Corporation. The management agreement provides for an annual management fee consisting of: (i) a basic fee equal to 1.5% of the
     Hyatt Regency Dallas Property's gross receipts for the pertinent year; (ii)
     an additional basic fee equal to the lesser of (A) 1.5% of the Hyatt
     Regency Dallas Property's gross receipts for the pertinent year, or (B) 40%
     of the Hyatt Regency Dallas Property's eligible additional basic fee profit
     (profits minus basic fee and certain debt service payments), if any, for that year; and (iii) an incentive fee equal to 10% of the amount (if any)
     by which the Hyatt Regency Dallas Property's eligible additional basic fee profit for the pertinent year exceeds the additional basic fee for that year. The lender may seek a replacement property manager or the immediate appointment of a receiver to operate and manage the Hyatt Regency Dallas
     Property if

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 48 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HYATT REGENCY DALLAS
--------------------------------------------------------------------------------

     the property manager is terminated. The borrower may not terminate, cancel, materially modify, renew or extend the existing management agreement or enter into any other agreement relating to the management of the property without the express consent of the lender.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The direct equity owners of the borrower are permitted to incur mezzanine debt subject to certain conditions, including: (i) the aggregate loan-to-value ratio of the Hyatt
     Regency Dallas Loan and the mezzanine loan is not in excess of 85%, and
     (ii) the debt service coverage ratio for the immediately preceding twelve month period ending on the last day of a fiscal quarter is not less than
     1.20x.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain the "all-risk" insurance in an amount equal to 100% of the full replacement cost of the Hyatt Regency Dallas Property, provided that the deductible does not exceed the sum of $25,000, unless otherwise agreed to in writing by lender. However, the borrower will not be required to obtain coverage for terrorism in excess of the outstanding balance of the Hyatt Regency
     Dallas Loan or obtain terrorism insurance if the premium for the comprehensive "all-risk" insurance that includes terrorism would exceed
     225% of the base rate of the comprehensive "all-risk" insurance if there was an exclusion for terrorism. The borrower may decide not to have coverage for terrorism included as part of the "all-risk" insurance policy and purchase terrorism insurance under a separate policy; provided that, the borrower will not be required to pay an insurance premium for separate terrorism insurance in excess of 125% of the premium payable in connection with the comprehensive "all-risk" insurance (exclusive of the terrorism insurance). The borrower may also obtain terrorism insurance under a
     "blanket" insurance policy, which covers other properties in addition to the Hyatt Regency Dallas Property, on terms and conditions consistent with the requirements for terrorism insurance as described above. See "Risk
     Factors--Property Insurance" and "--Risks Associated with Blanket Insurance
     Policies" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 49 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ASTOR CROWNE PLAZA
--------------------------------------------------------------------------------

                    [1 PICTURE OF ASTOR CROWNE PLAZA OMITTED]

                    [1 PICTURE OF ASTOR CROWNE PLAZA OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 50 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ASTOR CROWNE PLAZA
--------------------------------------------------------------------------------

             [MAP INDICATING LOCATION OF ASTOR CROWNE PLAZA OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 51 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ASTOR CROWNE PLAZA
--------------------------------------------------------------------------------



-------------------------------------------------------------------   -----------------------------------------------------------
                       PROPERTY INFORMATION                                             MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                              2    Originator                                            GCFP
Location (City/State)                       New Orleans, Louisiana    Cut-off Date Principal Balance                 $85,000,000
Property Type                                                Hotel    Cut-off Date Principal Balance PSF/Unit       $ 120,226.31
Size (rooms)                                                   707    Percentage of Initial Mortgage Pool Balance           2.1%
Percentage Occupancy Trailing 12 as of April 30, 2005        68.8%    Number of Mortgage Loans                                 1
Year Built                                                    2002    Type of Security                      Fee Simple/Leasehold
Appraisal Value                                       $110,000,000    Mortgage Rate                                       7.055%
Underwritten Occupancy                                   71.4% (1)    Original Term to Maturity (Months)                     120
Underwritten Revenues                                  $28,596,930    Original Amortization Term (Months)  12 IO; 300 thereafter
Underwritten Total Expenses                            $17,359,804    Cut-off Date LTV Ratio                               77.3%
Underwritten Net Operating Income (NOI)                $11,237,126    LTV Ratio at Maturity                                64.0%
Underwritten Net Cash Flow (NCF)                       $10,143,020    Underwritten DSCR on NOI                             1.55x
                                                                      Underwritten DSCR on NCF                             1.40x
-------------------------------------------------------------------   -----------------------------------------------------------


-----------------------------

(1)  U/W occupancy based on 2005 budget for merged hotel. Actual results for the first four months of 2005 have exceeded the borrower's budget.

o    THE LOAN. The mortgage loan (the "ASTOR CROWNE PLAZA LOAN") is evidenced by two notes, one in the original principal amount of $68,850,000 and one in the original principal amount of $16,150,000, and is secured by multiple cross-defaulted and cross-collateralized mortgages, without release provisions, encumbering the real properties currently known as (i) the
     Astor Crowne Plaza Hotel located in New Orleans, Louisiana (the "BOURBON
     HOTEL PROPERTY"), and (ii) the Alexa Hotel located in New Orleans,
     Louisiana (the "ROYAL BOUTIQUE PROPERTY"). The hotels are collectively known as the "ASTOR CROWNE PLAZA PROPERTY." The Astor Crowne Plaza Loan
     represents approximately 2.1% of the initial mortgage pool balance. The
     Astor Crowne Plaza Loan was originated on March 10, 2005, had an original principal balance of $85,000,000 and a principal balance as of the cut-off date of $85,000,000, and an interest rate of 7.055% per annum. The DSCR and
     LTV on the Astor Crowne Plaza Loan are 1.40x and 77.3%, respectively. The proceeds of the Astor Crowne Plaza Loan were used to facilitate a partnership buyout of the 58% interest in the properties that were not controlled by the sponsors of the borrowers. The agreed upon purchase price was $109,275,000.

     The Astor Crowne Plaza Loan has an initial term of 120 months and a remaining term of 118 months. The Astor Crowne Plaza Loan requires payments of interest-only for 12 months and then amortizes based on a 300-month schedule with required monthly payments of $603,747.92 beginning May 6,
     2006. The scheduled maturity date is April 6, 2015. Voluntary prepayment of the Astor Crowne Plaza Loan is prohibited prior to the payment date of
     December 6, 2014 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities is permitted from July 6, 2007.

o    THE PROPERTY. The Bourbon Hotel Property is a 515-room (364,813 square foot) 16-story hotel that is located on Canal Street between Bourbon and
     Royal Streets in New Orleans, Louisiana. The primary Bourbon Hotel Property was built in 2002. The Royal Boutique Property is a 192-room (111,627 square foot) 6-story hotel that is located on Royal Street between Canal and Iberville Streets in New Orleans, Louisiana. The Royal Boutique
     Property was built in the 1920's and was fully renovated in 2002. The hotel properties include ground floor retail spaces that are leased and operated by unrelated third parties.

     The Bourbon Hotel Property and the Royal Boutique Property will operate under one flag (Crowne Plaza) once certain project improvement plan ("PIP")
     work required by the franchisor under the franchise agreement is completed on the Royal Boutique Property, which is expected to be completed on or before July 31, 2005. The PIP includes installation of new bedding and case goods in late June and upgrades to lobby and signage in mid July.

     Both properties are currently the beneficiaries of real estate tax abatements that expire on December 31, 2007 (during the loan term). At the city's option, the tax abatements may be extended through December 31,
     2012. The borrowers are required to post a letter of credit in the event the current tax abatements are not extended through 2012 and certain cash flow hurdles are not achieved. The actual abatement approximates $1.3 million based on an estimate of a non abated tax liability for calendar year 2005. Property cash flows were underwritten using the budgeted tax figure for 2005 which

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 52 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ASTOR CROWNE PLAZA
--------------------------------------------------------------------------------

     reflects the reduced payment resulting from the tax abatement. Restoration
     Tax Abatement (RTA) contracts can be renewed for a second 5 years if approved by the local governing authority.

     The Royal Boutique Property is subject to a triple net long term operating lease (the "HTC LEASE") between Royal Boutique Borrower, as landlord, and
     Royal Boutique Hotel Operating Company, as tenant (the "HTC TENANT").
     Pursuant to a Subordination and Attornment Agreement, the HTC Lease is
     subordinate to the Astor Crowne Plaza Loan, and may be terminated by lender in connection with a foreclosure action. Additionally, in order to secure the lease obligations under the HTC Lease, the HTC Tenant has pledged to the landlord all of its interest in and to the leases, subleases, FF&E, accounts and other collateral, which in turn was pledged by Royal Boutique
     Borrower to lender.

     The following table presents certain historical operating performance relating to the Astor Crowne Plaza Property:

                             OCCUPANCY AND ADR TREND

                            AVERAGE DAILY
                  YEAR          RATE        OCCUPANCY %     REV PAR
                  ----          ----        -----------     -------
                2002 (1)       $125.19        58.7%          $73.54
                2003           $122.33        62.3%          $76.20
                2004           $128.90        66.9%          $86.21
                TTM(2)         $126.44        68.8%          $87.02

                -----------------------------
                (1)  Reflects full year for the Royal Boutique Property and ten months ended December 31, 2002 for the Bourbon Hotel
                     Property.
                (2)  Trailing 12 months ended April 30, 2005.

o    GROUND LEASES. The Bourbon Hotel Borrower has a leasehold interest in a portion of the Bourbon Hotel Property pursuant to two separate ground leases (the "IBERVILLE GROUND LEASE" and the "CITY OF NEW ORLEANS GROUND
     LEASE," and together, the "BOURBON HOTEL GROUND LEASES"). The Iberville
     Ground Lease has a term that expires on April 30, 2040 (with ten successive six year renewal terms), and the City of New Orleans Ground Lease has a term that expires on December 31, 2009 (with renewal terms that may be exercised by Bourbon Hotel Borrower through September 30, 2045). The Royal
     Boutique Borrower's ownership interest in the Royal Boutique Property is comprised of (i) leasehold interests under three separate ground leases
     (the "ROYAL BOUTIQUE GROUND LEASES"), each of which has a term that expires on January 31, 2062 (with six successive five year renewal terms) and (ii)
     ownership of a condominium unit (covering 42,335 square feet), which condominium is subject to a long term ground lease with McDonald's
     Corporation that expires on December 31, 2100. The Bourbon Hotel Ground
     Leases and the Royal Boutique Ground Leases contain standard mortgagee protection provisions, except that the Iberville Ground Lease does not does not contain an express provision granting the lender the right to a new lease upon rejection of the ground lease by the tenant in a bankruptcy proceeding. See "Risk Factors--Ground Leases and Other Leasehold Interests"
     in the prospectus supplement.

o    THE BORROWERS. The borrowers, Royal Boutique, L.L.C., a Louisiana limited liability company ("ROYAL BOUTIQUE BORROWER") and Bourbon Hotel, LLC, a
     Louisiana limited liability company ("BOURBON HOTEL BORROWER"), are each a special purpose, bankruptcy-remote entity with at least one independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Astor Crowne Plaza Loan.
     The sole managing member of the Royal Boutique Borrower is Royal Delaware,
     LLC, a special purpose, bankruptcy-remote, Delaware limited liability company with an independent director. The sole managing member of the
     Bourbon Hotel Borrower is Bourbon Delaware, LLC, a special purpose, bankruptcy-remote, Delaware limited liability company with an independent director. Royal Boutique Borrower is the owner of the Royal Boutique
     Property and Bourbon Hotel Borrower is the owner of the Bourbon Hotel
     Property. The mortgage encumbering the Royal Boutique Property and the mortgage encumbering the Bourbon Hotel Property have been
     cross-collateralized and cross-defaulted with each other. F. Patrick Quinn and Edwin Palmer, III guaranteed the non-recourse carveouts of the Astor
     Crowne Plaza Loan.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 53 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ASTOR CROWNE PLAZA
--------------------------------------------------------------------------------

o    ESCROWS. The loan documents provide for certain escrows for real estate taxes and insurance. At closing, the borrowers deposited $332,750 into a
     PIP work reserve for the payment of certain PIP work required by the franchisor under the franchise agreement. The loan documents also require
     (i) the Bourbon Hotel Borrower to make monthly payments in an amount of 4%
     of the annual gross revenues related to hotel operations at the Bourbon
     Hotel Property and (ii) the Royal Boutique Borrower to cause HTC Tenant to pay not less than 4% of the annual gross revenues related to hotel operations at the Royal Boutique Property for approved capital expenses.
     The loan documents also require the borrowers to make monthly payments for any installment of ground rent under each ground lease.

o    LOCKBOX AND CASH MANAGEMENT. The loan requires a hard lockbox, which is already in place. The loan documents require that all rents received by the borrowers and HTC Tenant be deposited within three business days into a clearing account, which amounts are then swept into a borrower-controlled account, unless a Cash Management Period is in effect. A "CASH MANAGEMENT
     PERIOD" is a period during which (i) an event of default (as defined in the loan documents) is continuing, until such event of default is cured, or
     (ii) the DSCR is less than 0.99x (based on the net operating income of the
     Astor Crowne Plaza Property and a stressed debt service constant of 8.65%)
     as of the end of any calendar quarter (a "DSCR CASH MANAGEMENT PERIOD"), until the DSCR minimum threshold has been achieved for two consecutive calculation dates after the commencement of the Cash Management Period; or
     (iii) an approved mezzanine loan is outstanding. During the continuance of a Cash Management Period, all available cash after payment of debt service, operating expenses and required reserves is required to be deposited into a lender-controlled account and held as additional cash collateral for the
     Astor Crowne Plaza Loan and may be applied to prepay the Astor Crowne Plaza
     Loan during the continuance of an event of default. Additionally, if a DSCR
     Cash Management Period is continuing for three consecutive calendar quarters, lender may use the additional cash collateral to purchase defeasance eligible collateral and apply the proceeds of such collateral to pay a portion of the monthly payments due under the Astor Crowne Plaza Loan each month.

o    PROPERTY MANAGEMENT. Decatur Hotels, LLC, an affiliate of the borrowers, is the property manager for the Astor Crowne Plaza Property. The lender may replace the property manager if (i) an event of default is continuing under the Astor Crowne Plaza Loan, (ii) the property manager defaults under the property management agreement, or (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager. The property manager is entitled to receive a base management fee equal to 3.0% of gross revenues.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The loan documents permit mezzanine financing from and after April 6, 2010 from an approved mezzanine lender to the holder or holders of all of the direct and indirect ownership interests in borrowers, provided that the approved mezzanine lender enters into an intercreditor agreement with lender, the borrowers deliver a Rating Agency
     "comfort letter", and that the mezzanine loan: (i) will be in an amount that when added to the Astor Crowne Plaza Loan will result in a combined loan to "as is" appraised value of the Astor Crowne Plaza Property of up to
     78%, (ii) will result in a minimum combined debt service coverage ratio of not less than 1.20x, (iii) is secured only by a pledge of all or a portion of the direct or indirect equity ownership interests in borrowers or any other collateral that is not collateral for the Astor Crowne Plaza Loan,
     (iv) creates no obligations or liabilities on the part of the borrowers and does not result in any lien on any portion of any Mortgaged Property, (v)
     has a term expiring on the stated maturity date for the Astor Crowne Plaza
     Loan and, (vi) is otherwise on terms and conditions reasonably acceptable to lender and evidenced by loan documents which have been reasonably approved by lender.

o    TERRORISM INSURANCE. The Astor Crowne Plaza Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrowers to maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the Astor Crowne Plaza
     Property, provided that such coverage is available as part of the
     "all-risk" property coverage. In the event terrorism insurance is not included as part of the "all-risk" property policy, the borrower will be required to purchase terrorism insurance at a cost up to the Terrorism
     Premium Cap (defined below). If the insurance premiums for such policy exceed the Terrorism Premium Cap, the lender may, at its option (1)
     purchase such stand-alone terrorism insurance policy, and require that the borrowers pay the portion of the premiums equal to the

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 54 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ASTOR CROWNE PLAZA
--------------------------------------------------------------------------------

     Terrorism Premium Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium
     Cap. As used herein, "TERRORISM PREMIUM CAP" means an amount which is equal to 100% of the aggregate amount of insurance premiums paid for physical hazard insurance for the last policy year in which coverage for terrorism was included as part of the "all-risk" property policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See
     "Risk Factors--Property Insurance" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 55 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE HSBC CENTER
--------------------------------------------------------------------------------

                     [1 PICTURE OF ONE HSBC CENTER OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 56 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE HSBC CENTER
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF ONE HSBC CENTER OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 57 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE HSBC CENTER
--------------------------------------------------------------------------------



----------------------------------------------------------     -----------------------------------------------------------
                  PROPERTY INFORMATION                                         MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                     1      Originator                                            GCFP
Location (City/State)                   Buffalo, New York      Cut-off Date Principal Balance                 $78,000,000
Property Type                                      Office      Cut-off Date Principal Balance PSF/Unit             $91.56
Size (sf)                                         851,915      Percentage of Initial Mortgage Pool Balance           1.9%
Percentage Leased as of November 1, 2004            97.8%      Number of Mortgage Loans                                 1
Year Built                                           1972      Type of Security                                Fee Simple
Appraisal Value                              $102,000,000      Mortgage Rate                                        6.20%
Underwritten Occupancy                              96.5%      Original Term to Maturity (Months)                     120
Underwritten Revenues                         $19,861,948      Original Amortization Term (Months)  60 IO; 360 thereafter
Underwritten Total Expenses                   $12,015,334      Cut-off Date LTV Ratio                               76.5%
Underwritten Net Operating Income (NOI)        $7,846,614      LTV Ratio at Maturity                                71.7%
Underwritten Net Cash Flow (NCF)               $7,505,878      Underwritten DSCR on NOI                             1.37x
                                                               Underwritten DSCR on NCF                             1.31x
----------------------------------------------------------     -----------------------------------------------------------


o    THE LOAN. The mortgage loan (the "ONE HSBC CENTER TRUST LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a 851,915 square foot class-A office building and an adjacent 820-space parking garage in Buffalo, New York (the "ONE HSBC CENTER PROPERTY"). The One HSBC
     Center Trust Loan represents approximately 1.9% of the initial mortgage pool balance. The One HSBC Center Trust Loan was originated on January 14,
     2005, has an original principal balance and a balance as of the cut-off date of $78,000,000, and an interest rate of 6.20% per annum. The DSCR and
     LTV on the One HSBC Center Trust Loan are 1.31x and 76.5%, respectively.
     The proceeds of the One HSBC Center Trust Loan facilitated the acquisition of the One HSBC Center Property by the borrower for a purchase price of
     $93,600,000. Including costs, reserves and escrows of approximately
     $5,160,000, the borrower invested approximately $15,760,000 in the project at origination.

     The One HSBC Center Trust Loan is the senior portion of a whole mortgage loan with an original principal balance of $83,000,000. The companion loan to the One HSBC Center Trust Loan is evidenced by a separate note with an original principal balance of $5,000,000 and a principal balance as of the cut-off date of $5,000,000 and an interest rate of 6.20% per annum (the
     "ONE HSBC CENTER SUBORDINATE COMPANION LOAN"). The One HSBC Center
     Subordinate Companion Loan is not an asset of the trust. The One HSBC
     Center Trust Loan and the One HSBC Center Subordinate Companion Loan
     (collectively, the "ONE HSBC CENTER LOAN GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under
     "Description of the Mortgage Pool--The Whole Loans" and will be serviced pursuant to the terms of the 2005-GG4 pooling and servicing agreement. The
     DSCR and LTV on the One HSBC Center Loan Group are 1.23x and 81.4%,
     respectively.

     The One HSBC Center Trust Loan has an initial term of 120 months and a remaining term of 116 months. The loan requires payments of interest only for 60 months and then amortizes thereafter based on a 360-month amortization schedule, with required monthly payments of $477,725.80 beginning March 6, 2010. The scheduled maturity date is February 6, 2015.
     Voluntary prepayment of the One HSBC Center Trust Loan is prohibited until
     November 6, 2014 and permitted thereafter without penalty. Defeasance with
     United States government securities or other approved non-callable government securities is permitted from July 6, 2007.

o    THE PROPERTY. The One HSBC Center Property is a 40-story, multi-tenant office tower comprising 851,915 square feet, plus an 820-space adjacent parking garage, located in the Buffalo central business district. The building is constructed above Main Street, which is a pedestrian and
     MetroRail thoroughfare. Completed in 1972, the building contains 851,915 square foot of class-A office space and a variety of amenities including a full-service bank, cafeteria, newsstand and deli. Investment-grade tenants and subsidiaries of investment-grade companies occupy 82.4% of the One HSBC
     Center Property and include HSBC Bank USA, NA, Canadian Consulate, UBS
     Financial Services, and Advest (subsidiary of AXA).

     The largest tenant is HSBC Bank USA, NA ("HSBC BANK"), which occupies
     653,848 square feet (76.8% of NRA). The headquarters of HSBC Bank USA is located at the One HSBC Center Property. The HSBC lease expires in October,
     2013

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 58 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE HSBC CENTER
--------------------------------------------------------------------------------

     and has two, 10-year options at the same base rental rate (no CPI adjustments). The second largest tenant is Phillips Lytle Hitchcock Blain &
     Huber, LLP ("PHILLIPS LYTLE"), a Buffalo-based law firm that is headquartered at the One HSBC Center Property. The Phillips Lytle lease expires in December, 2013.

     As of November 1, 2004, the One HSBC Center Property was 97.8% leased.

     The following table presents certain information relating to the major office tenants at the One HSBC Center Property:



                               LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF
                               CREDIT                                               TOTAL     ANNUALIZED
                               RATING                               ANNUALIZED   ANNUALIZED  UNDERWRITTEN
                             (FITCH/MIS/                   % OF    UNDERWRITTEN UNDERWRITTEN   BASE RENT
       TENANT NAME             S&P)(1)     TENANT NRSF     NRSF      BASE RENT    BASE RENT   (PER NRSF)   LEASE EXPIRATION
       -----------             -------     -----------     ----      ---------    ---------   ----------   ----------------

HSBC Bank USA, NA            AA-/Aa3/AA      653,848       76.8%    $3,371,504      47.1%        $5.16         10/31/2013
Phillips Lytle Hitchcock      NR/NR/NR        86,288       10.1%     1,795,478      25.1%        20.81         12/31/2013
   Blaine Huber
Her Majesty the Queen in      NR/NR/NR        25,756        3.0%       563,685       7.9%        21.89         5/31/2010
   Right of Canada(2)
PriceWaterhouseCoopers, LLP   NR/NR/NR        12,175        1.4%       306,369       4.3%        25.16         4/30/2009
                                           ------------ ---------- ------------- ----------- ------------
TOTAL LARGEST TENANTS                        778,067       91.3%     6,037,036      84.4%         7.76
Remaining Tenants                             55,017        6.5%     1,115,087      15.6%        20.27
Vacant Space                                  18,831        2.2%             0       0.0%         0.00
                                           ------------ ---------- ------------- ----------- ------------
TOTAL ALL TENANTS                            851,915      100.0%    $7,152,123     100.0%        $8.40
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  In the event the tenant relocates from the premises to an area outside of a
     100-mile radius from the subject and within the US, or if Canada should break diplomatic relations with the US or decide to close her designated office in Buffalo, the tenant has the right to terminate the lease upon 9 months prior notice and payment to the landlord of (i) one additional month's base rent and additional rent and (ii) the then current amount of unamortized tenant improvement costs.

     The following table presents certain information relating to the office lease rollover schedule at the One HSBC Center Property:



                                                LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                                                                                              % OF TOTAL        ANNUALIZED
                                                                             ANNUALIZED       ANNUALIZED       UNDERWRITTEN
    YEAR ENDING           EXPIRING           % OF          CUMULATIVE       UNDERWRITTEN     UNDERWRITTEN       BASE RENT
    DECEMBER 31,         OWNED NRSF       TOTAL NRSF      OF TOTAL NRSF      BASE RENT         BASE RENT        (PER NRSF)
    ------------         ----------       ----------      -------------      ---------         ---------        ----------

2005                      10,545              1.2%             1.2%            $48,172            0.7%            $4.57
2006                      15,261              1.8%             3.0%            265,619            3.7%            17.41
2007                       5,163              0.6%             3.6%            138,176            1.9%            26.76
2008                         913              0.1%             3.7%             15,972            0.2%            17.49
2009                      22,817              2.7%             6.4%            527,341            7.4%            23.11
2010                      25,228              3.0%             9.4%            559,973            7.8%            22.20
2011                           0              0.0%             9.4%                  0            0.0%             0.00
2012                      13,083              1.5%            10.9%            225,915            3.2%            17.27
2013                     739,814             86.8%            97.8%          5,214,382           72.9%             7.05
2014                           0              0.0%            97.8%                  0            0.0%             0.00
2015                         260              0.0%            97.8%            156,573            2.2%           602.20
Vacant                    18,831              2.2%           100.0%                  0            0.0%             0.00
                         -------            -----            ------         ----------          -----             -----
TOTAL                    851,915            100.0%                          $7,152,123          100.0%            $8.40
----------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

     The parking garage at the One HSBC Center Property is subject to a lease
     (the "ONE HSBC CENTER GARAGE LEASE") from the Erie County Industrial
     Development Agency. The One HSBC Center Garage Lease provides the borrower the benefit of reduced real estate taxes under a local government program of payment in lieu of taxes (i.e., a PILOT program). The One HSBC Center
     Garage Lease expires on September 2, 2007, at which time the fee interest in the garage portion of the One HSBC Center Property will automatically be conveyed to the borrower for consideration no greater than $10.00. In

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 59 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE HSBC CENTER
--------------------------------------------------------------------------------

     addition, at any time prior to September 2, 2007, the borrower has the option to purchase the fee interest in the garage portion of the One HSBC
     Center Property for $10.00. Upon an event of default by the borrower under the One HSBC Center Garage Lease, the lessor's sole remedy is to terminate the One HSBC Center Garage Lease and simultaneously convey the fee interest in the garage portion to the borrower for $10.00.

o    THE BORROWER. The borrower, Seneca One Realty LLC, is a single-asset, bankruptcy remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One HSBC Center Trust Loan. The sponsor of the borrower is Mark Karasick. Two individuals, Avy Azeroual and Charles Ishay, each own
     25% of the borrowing entity. Mr. Karasick guaranteed the non-recourse carveouts of the One HSBC Center Trust Loan. As of November 30, 2004, Mr.
     Karasick reported a net worth of $90,460,000 and liquidity of $9,895,000.
     Mr. Karasick has been actively involved in real estate investment, ownership and management for nearly 25 years.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes (including any PILOT payments payable under the One HSBC Center
     Garage Lease) and insurance premiums. Additionally, the loan documents require the borrower to make monthly payments totaling $170,379 per year for replacement reserves, $127,787 per year for a tenant improvement and leasing commission reserve and monthly payments totaling $50,000 per year for potential tenant improvement obligations owed to Phillips Lytle. The borrower is also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into the tenant improvement and leasing commission reserve. At closing, the borrower deposited $600,879 into the tenant improvement and leasing commission reserve account, of which
     $100,879 was deposited to cover current and future landlord obligations to existing tenants and $500,000 was deposited for future leasing expenses.

     The loan documents also provide for an additional springing tenant improvement and leasing commission reserve (the "ONE HSBC CENTER MAJOR
     LEASE RESERVE") which will commence in the event that either of the leases
     (or any material portion of the leases) to HSBC Bank or Phillips Lytle at the One HSBC Center Property is surrendered, cancelled or terminated prior to its then current expiration date or in the event that either discontinues its business at the One HSBC Center Property or fails to give notice of renewal of its lease at the One HSBC Center Property.

o    LOCKBOX AND CASH MANAGEMENT. The loan requires a hard lockbox, which is already in place. The loan documents require that all rents received by (or on behalf of) the borrower be deposited into a lender-controlled account
     (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within three business days after receipt. Unless a One HSBC Center Cash Trap Period is in effect, any excess amounts in the lender-controlled account (after the payment of debt service and all monthly reserve payments) is disbursed to the borrower. A "ONE HSBC
     CENTER CASH TRAP PERIOD" means any period during which (i) an event of default (as defined in the loan documents) has occurred and is continuing, until the event of default is cured, (ii) the DSCR (based on actual net cash flow and a 7% constant) as of the end of any calendar quarter is less than 1.08x, until this DSCR minimum threshold has been achieved for two consecutive calendar quarters, and (iii) during any time that the One HSBC
     Center Major Lease Reserve is triggered, as described under "Escrows"
     above.

o    PROPERTY MANAGEMENT. The One HSBC Center Property is self-managed by the borrower. In connection with the acquisition of the One HSBC Center
     Property and the origination of the One HSBC Center Trust Loan, the borrower hired the significant employees of the management company employed by (and affiliated with) the seller of the One HSBC Center Property. Such management company had been the manager of the One HSBC Center Property for six years prior to the acquisition of the One HSBC Center Property by the borrower. In the event a management company is engaged by the borrower, such management company must first be approved by the lender. In addition the lender may require the appointment of a manager, or the replacement of any existing manager, if (i) for any two consecutive calendar quarters, the borrower fails to maintain a DSCR (based on actual net cash flow and a 7%
     constant) of at least 1.08x, (ii) an event of default is continuing, (iii)
     a manager is in default under its management agreement, (iv) upon the gross negligence,

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 60 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE HSBC CENTER
--------------------------------------------------------------------------------

     malfeasance or willful misconduct of a manager or (v) either one of Judy K.
     Tallman or Stephen P. Fitzmaurice are no longer employed by the borrower in a position or positions pursuant to which they collectively are primarily responsible for the management and operation of the One HSBC Center
     Property (and the borrower has not replaced one or both of them (as applicable) with one or more employees reasonably acceptable to lender within thirty (30) days of the termination of their employment or their resignation, as may be applicable).

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The One HSBC Center Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the One HSBC Center Property, provided that such coverage is available. See "Risk Factors--Property
     Insurance" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 61 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FESTIVAL AT BEL AIR
--------------------------------------------------------------------------------

[1 PICTURE OF FESTIVAL AT BEL AIR OMITTED]
                                      [1 PICTURE OF FESTIVAL AT BEL AIR OMITTED]

                   [1 PICTURE OF FESTIVAL AT BEL AIR OMITTED]

                   [1 PICTURE OF FESTIVAL AT BEL AIR OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 62 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FESTIVAL AT BEL AIR
--------------------------------------------------------------------------------

            [MAP INDICATING LOCATION OF FESTIVAL AT BEL AIR OMITTED]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 63 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FESTIVAL AT BEL AIR
--------------------------------------------------------------------------------



---------------------------------------------------------------------    ---------------------------------------------------------
                      PROPERTY INFORMATION                                               MORTGAGE LOAN INFORMATION

Number of Mortgaged Real Properties                                 1    Originator                                         Archon
Location (City/State)                               Bel Air, Maryland    Cut-off Date Principal Balance                $76,000,000
Property Type                                                  Retail    Cut-off Date Principal Balance PSF/Unit           $173.82
Size (sf)                                                     437,227    Percentage of Initial Mortgage Pool Balance          1.9%
Percentage Mall Shop Occupancy as of January 31, 2005           98.4%    Number of Mortgage Loans                                1
Year Built / Renovated                                    1989 / 2002    Type of Security                               Fee Simple
Appraisal Value                                           $96,300,000    Mortgage Rate                                       5.18%
Underwritten Occupancy                                          97.0%    Original Term to Maturity (Months)                    120
Underwritten Revenues                                      $7,885,242    Original Amortization Term (Months)         Interest Only
Underwritten Total Expenses                                $1,498,651    Cut-off Date LTV Ratio                              78.9%
Underwritten Net Operating Income (NOI)                    $6,386,591    LTV Ratio at Maturity                               78.9%
Underwritten Net Cash Flow (NCF)                           $6,123,252    Underwritten DSCR on NOI                            1.60x
                                                                         Underwritten DSCR on NCF                            1.53x
---------------------------------------------------------------------    ---------------------------------------------------------


o    THE LOAN. The mortgage loan (the "FESTIVAL AT BEL AIR LOAN") is evidenced by a single note, which is secured by a first mortgage encumbering the retail center located at 5 Bel Air South Parkway, Bel Air, Maryland (the
     "FESTIVAL AT BEL AIR PROPERTY"). The Festival at Bel Air Loan represents approximately 1.9% of the initial mortgage pool balance. The Festival at
     Bel Air Loan was originated on April 26, 2005, had an original principal balance of $76,000,000 and has a principal balance as of the cut-off date of $76,000,000, and an interest rate of 5.18%. The proceeds from the
     Festival at Bel Air Loan were used to refinance existing debt on the
     Festival at Bel Air Property.

     The Festival at Bel Air Loan had an initial interest-only term of 120 months and has a remaining term of 119 months. The scheduled maturity date is the payment date in May 2015. Voluntary prepayment of the Festival at
     Bel Air Loan is prohibited until the payment date in February 2015 and permitted thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the securitization of the Festival at Bel Air
     Loan.

o    THE PROPERTY. The Festival at Bel Air Property is a community retail center located in Bel Air, Maryland, just northeast of Baltimore. Originally built in 1989, the Festival at Bel Air Property was renovated most recently in
     2002. Within a 5-mile radius of the Festival at Bel Air Property, the population is 115,079 with an average household income of $78,267. The
     Festival at Bel Air Property is a U-shaped, 437,227 sf retail development on a 38-acre site and includes approximately 70 stores. The major tenants include a 85,060 sf Kohl's, a 52,800 sf Klein's Super Thrift, a 27,098 sf
     Marshalls, a 24,671 sf The Roomstore and a 14,398 sf Eckerd. In-line tenants with less than 10,000 sf report average sales of approximately $266 psf and an occupancy cost of 12.6% (based on comparable sales, which include tenants that have reported a full year of sales through December
     31, 2004). The Bombay Company, Panera Bread, Dress Barn/Dress Woman, The
     Children's Place, Chuck E. Cheese and Chipotle are among the tenants at the
     Festival at Bel Air Property.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 64 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FESTIVAL AT BEL AIR
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Festival at Bel Air Property:



                             TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
---------------------------------------------------------------------------------------------------------------------------------
                                      CREDIT                                            % OF TOTAL     ANNUALIZED
                                      RATING                             ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                    (FITCH/MIS/   TENANT                UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
           TENANT NAME               S&P) (1)      NRSF    % OF NRSF     BASE RENT       BASE RENT     (PER NRSF)    EXPIRATION
           -----------               --------      ----    ---------     ---------       ---------     ----------    ----------

Klein's Super Thrift                 NR/NR/NR      52,800     12.1%      $594,000           9.5%          $11.25      2/1/2010
Kohl's                                A/A3/A-      85,060     19.5%       510,360           8.1%            6.00      4/1/2020
The Roomstore(2)                     NR/NR/NR      24,671      5.6%       260,772           4.2%           10.57      12/1/2009
Eckerd                               NR/NR/NR      14,398      3.3%       259,164           4.1%           18.00      7/1/2019
Kitchen & Company                    NR/NR/NR      14,868      3.4%       237,888           3.8%           16.00      6/1/2015
Chuck E. Cheese                      NR/NR/NR      11,450      2.6%       210,680           3.4%           18.40      2/1/2009
Neptune's Den                        NR/NR/NR       9,449      2.2%       191,437           3.0%           20.26      9/1/2006
Mr. Tire                             NR/NR/NR       5,724      1.3%       166,626           2.7%           29.11      9/1/2005
Marshalls                            NR/NR/NR      27,098      6.2%       149,039           2.4%            5.50      2/1/2006
Coldwell Banker Stevens              NR/NR/NR       5,206      1.2%       146,497           2.3%           28.14      5/1/2006
                                                 -------------------------------------------------------------------
TEN LARGEST RETAIL TENANTS                        250,724     57.3%    $2,726,463          43.4%          $10.87
Remaining Owned Tenants                           179,380     41.0%     3,551,074          56.6%           19.80
Vacant Spaces (Owned Space)                         7,123      1.6%             0           0.0%            0.00
                                                 -------------------------------------------------------------------
TOTAL ALL OWNED TENANTS                           437,227    100.0%    $6,277,538         100.0%          $14.60
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  The parent company of The Roomstore, Heilig Meyers, is in Chapter 11 bankruptcy. On May 19, 2005, the Dow Jones Newswires reported that the bankruptcy court has approved a turnaround plan that calls for Heilig
     Meyers to reorganize around its HYM RoomStore Inc., retail unit.

     The following table presents certain information relating to the lease rollover schedule at the Festival at Bel Air Property:



                                              LEASE EXPIRATION SCHEDULE (1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   % OF TOTAL       ANNUALIZED
                                                                   CUMULATIVE    ANNUALIZED        ANNUALIZED      UNDERWRITTEN
                                      EXPIRING         % OF           OF        UNDERWRITTEN      UNDERWRITTEN      BASE RENT
     YEAR ENDING DECEMBER 31,        OWNED NRSF     TOTAL NRSF     TOTAL NRSF     BASE RENT         BASE RENT       (PER NRSF)
     ------------------------        ----------     ----------     ----------     ---------         ---------       ----------

2005                                    9,984           2.3%           2.3%       $255,361              4.1%          $25.58
2006                                   58,685          13.4%          15.7%        805,411             12.8%           13.72
2007                                   32,372           7.4%          23.1%        629,652             10.0%           19.45
2008                                   22,070           5.0%          28.2%        449,091              7.2%           20.35
2009                                   66,246          15.2%          43.3%      1,097,942             17.5%           16.57
2010                                   81,431          18.6%          61.9%      1,193,774             19.0%           14.66
2011                                    2,000           0.5%          62.4%         37,100              0.6%           18.55
2012                                   12,582           2.9%          65.3%        229,014              3.6%           18.20
2013                                   16,499           3.8%          69.0%        310,953              5.0%           18.85
2014                                   13,909           3.2%          72.2%        261,827              4.2%           18.82
2015 & thereafter                     114,326          26.1%          98.4%      1,007,412             16.0%            8.81
Vacant                                  7,123           1.6%         100.0%              0              0.0%            0.00
                                    ---------------------------------------------------------------------------------------------
TOTAL                                 437,227         100.0%         100.0%     $6,277,538            100.0%          $14.60
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is FABA, LLC, a single-member, single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the
     Festival at Bel Air Loan. The fee title to the Festival at Bel Air Property is not held by the borrower but by the sole member of the Borrower,
     Festival at Bel Air, LLC, which provided a guaranty of the obligations of the borrower under the note and secured such obligations with a Mortgage on the Festival at Bel Air Property. Festival at Bel Air, LLC's sole member is
     Festival at Bel Air Member, LLC, whose managing member is JBG/R Festival at
     Bel Air, LLC, whose co-managing member is 1111 Property Associates (2001)
     LLC, whose co-managing member is Rosenfeld Realty Company Inc.
     JBG/Rosenfeld Retail Properties, LLC and the Rosenfeld Realty Company,
     Inc., are the guarantors of the non-recourse carve-outs under the Festival at Bel Air Loan. JBG Rosenfield Retail was founded in 1985 as a joint venture between Rosenfield Realty and The JBG Companies, each of whom have over 40 years of experience in the real estate industry. JBG Rosenfield
     Retail's portfolio

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 65 -

GSMS 2005-GG4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FESTIVAL AT BEL AIR
--------------------------------------------------------------------------------

     consists of 29 community shopping centers and nine freestanding retail sites in Maryland, Virginia and Washington D.C. with a total of approximately 5.5 million sf.

o    ESCROWS. At origination, the borrower deposited $419,463 into a reserve account for real estate taxes and $668,750 into a reserve account for deferred maintenance. The loan documents require the borrower to make monthly payments of $46,607 for real estate taxes. The requirement to reserve for insurance is suspended as long as the borrower submits proof of payment that the insurance has been prepaid for a 12-month period.
     Additionally, the borrower is required to deposit into an escrow fund all funds received from the tenants in connection with the cancellation of any leases. These funds will be released to the borrower upon the execution of a lease covering the space that had been covered by the cancelled lease and the satisfaction of certain other conditions so long as no event of default exists under the loan documents at that time.

o    PROPERTY MANAGEMENT. The Festival at Bel Air Property is managed by
     JBG/Rosenfeld Retail Properties LLC, an affiliate of the borrower. The lender may terminate the property manager upon the occurrence and during the continuance of an event of default under the loan documents. The management agreement for the Festival at Bel Air Property provides for management fees as follows: (i) a monthly management fee equal to 3.5% of all gross income from the Festival at Bel Air Property; (ii) a leasing commission on each lease for space in the Festival at Bel Air Property in the amount of 4% of the aggregate minimum rent payable under such lease over its term; and (iii) a fee for its construction, administration and coordination services ranging from 10% to 5% of the costs of the construction project ranging from $250,000 to $1,000,000 and higher, respectively. The borrower may not terminate, cancel, modify, renew or extend the existing management agreement or enter into any other agreement relating to the management of the Festival at Bel Air Property without the express consent of the lender.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain the "all-risk" insurance in an amount equal to 100% of the full replacement cost of the Festival at Bel Air Property with a deductible that does not exceed $10,000. See "Risk Factors--Property Insurance" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs &
Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns &
Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital Logo omitted]                [Goldman Sachs Logo omitted]
                                     - 66 -